UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21744

Name of Fund: FDP Series, Inc.
              MFS Research International FDP Fund
              Marsico Growth FDP Fund
              Van Kampen Value FDP Fund
              Franklin Templeton Total Return FDP Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, FDP Series, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 11/30/05

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                       FDP Series, Inc.
                       MFS Research International FDP Fund
                       Marsico Growth FDP Fund
                       Van Kampen Value FDP Fund
                       Franklin Templeton Total Return FDP Fund

Semi-Annual Report
November 30, 2005

[LOGO] MFS(SM)                          [LOGO] MARSICO
       Investment Management(R)                CAPITAL MANAGEMENT, LLC

[LOGO] VAN KAMPEN INVESTMENTS           [LOGO] FRANKLIN.TEMPLETON.
       SHINE                                   INVESTMENTS

FDP Series, Inc.

Officers and Directors

Robert C. Doll, Jr., President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


2               FDP SERIES, INC.                  NOVEMBER 30, 2005

A Letter From the President

We are pleased to provide you with this first semi-annual shareholder report for FDP Series, Inc. The Series is part of the Funds Diversified PortfoliosSM (FDP) Service. You may receive separate shareholder reports for other funds available through the Service.

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:

Total Returns as of November 30, 2005                                  6-month       12-month
=============================================================================================
U.S. equities (Standard & Poor's 500 Index)                            + 5.88%        + 8.44%
---------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                           +10.47         + 8.14
---------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)        +11.23         +13.25
---------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    - 0.48         + 2.40
---------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         + 0.36         + 3.88
---------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)         + 2.33         + 2.94
---------------------------------------------------------------------------------------------

With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Director


                FDP SERIES, INC.                  NOVEMBER 30, 2005            3

A Discussion With Your Funds' Portfolio Managers

      FDP Series, Inc. is an open-end investment company that consists of four separate series. We are pleased to present the following commentaries, provided by each Fund's sub-adviser.

MFS Research International FDP Fund

What is the Fund's investment objective?

The Fund seeks to provide shareholders with capital appreciation. Under normal market conditions, the Fund invests at least 65% of its assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The Fund focuses on foreign companies (including emerging market issuers) that Fund management believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Fund generally will be invested in a number of different countries throughout the world. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. The Fund may invest in companies with any market capitalization.

How has the Fund performed since its inception in light of the existing market conditions?

Since the Fund's inception on July 27, 2005 through November 30, 2005, Class A, Class B, Class C and Class I Shares of MFS Research International FDP Fund had total returns of +6.30%, +6.10%, +6.00% and +6.40%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 11 - 14 of this report to shareholders.) For the same period, the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, returned +7.74%.

Against a difficult backdrop, non-U.S. markets continued to do well during the period, as evidenced by performance in both Europe and Japan. Despite sluggish growth in much of the Eurozone, European equities seemed to decouple from the United States during 2005. We continue to believe European companies are making some significant efforts to restructure. Legislative measures have given corporations more control over their costs, and cost cutting and restructuring have enabled companies to increase profits. Such trends, combined with attractive valuations relative to the U.S. market, contributed to Europe's outperformance.

Japanese equity markets rallied strongly during the second half of 2005. Markets reacted positively to Prime Minister Koizumi's cabinet reshuffle, which will allow the cabinet to focus on his reform vision. Additionally, these changes may provide the Bank of Japan with more confidence to raise rates if it believes macroeconomic policy is being well handled.

What factors most influenced Fund performance during the period?

The Fund's relative performance benefited most from our investments in the energy sector and non-Asian financials stocks.

Although the energy sector underperformed the MSCI EAFE Index during the period as oil and gasoline prices continued to retreat from their late-August record highs, strong stock selection within the sector boosted the Fund's relative results. Russian oil and gas company LUKOIL and Luxembourg-based steel pipe manufacturer Tenaris, neither of which are Index constituents, were among the largest contributors to relative performance. Tenaris benefited from stronger-than-expected demand for its seamless steel pipes, which are used in oil extraction. Tenaris was sold from the portfolio prior to the end of the period.

Stock selection was also an important contributor to performance among non-Asian financial stocks. Banking firms Uniao de Bancos Brasileiros SA (Brazil) and Akbank T.A.S. (Turkey), neither of which are Index constituents, were among the Fund's top relative performers during the period. This is largely attributable to strong loan growth, improvements in the firms' return on equity and attractive relative stock valuations. Like many banks in the emerging market countries, these have benefited from regional economic growth. In addition, relatively low inflation and a drop in interest rates have made it more affordable for individuals to take out loans and for banks to issue longer-term loans.

In other sectors, stocks that helped relative performance included three Japanese names: real estate financier Leopalace21 Corp. and financial services firms ORIX Corp. and Mitsubishi Tokyo Financial Group, Inc., all of which performed well as the Japanese economy began to recover and property prices appreciated. Brazilian iron ore producer Companhia Vale do Rio Doce and Korean financial services firms Hana Bank and Kookmin Bank, none of which are benchmark constituents, further supported results, as did our holdings in Japanese pharmaceutical company Chugai. We liquidated our positions in Hana Bank and Chugai prior to period-end.


4               FDP SERIES, INC.                  NOVEMBER 30, 2005

Finally, the Fund's currency exposure was a significant contributor to the relative performance. Because all MFS investment decisions are driven by individual company fundamentals, it is common for our portfolios to have different currency exposure than the benchmark.

Technology was the only sector to detract from relative performance during the period. The weakness was driven primarily by unfavorable security selection. To a lesser extent, our underweighting of the sector detracted from performance as technology outperformed the MSCI EAFE Index. Although no individual technology stocks were among the Fund's top detractors, not holding Japanese technology investment company SoftBank and consumer electronics maker Matsushita, both Index components, dampened results as the stocks performed well over the period. Our position in liquid crystal display producer LG.Philips LCD, a Dutch-Korean join venture and non-Index component, also held back results. LG.Philips LCD was no longer in the portfolio at period-end.

In other sectors, positions that detracted from results included Hungarian financial firm OTP Bank Rt. (not an Index constituent), U.K.-based pharmaceutical company GlaxoSmithKline Plc, U.K.-based retailer Next Plc, and telecommunications companies Telefonica SA (Spain) and Singapore Telecommunications Ltd. Additionally, not owning Japanese financial services firms Mizuho Financial Group, Inc. and Sumitomo Mitsui hurt relative performance as both stocks significantly outperformed the benchmark.

Of final note, the Fund's cash position detracted from relative performance. We regularly hold some cash in the portfolio to buy new holdings and to provide liquidity. In a period when equity markets rose measurably, however, holding any cash hurt performance relative to the benchmark MSCI EAFE Index, which does not have a cash position.

What changes were made to the portfolio during the period?

In the basic materials sector, we reduced our exposure to stocks whose growth is tied purely to commodity prices. Conversely, we increased exposure to more diversified, less cyclically oriented names. As commodity prices continued to rise, we believed it was prudent to lower our exposure to this sector.

In the consumer cyclicals sector, we reduced our position in media stocks and increased our weighting in retail stocks. Investors have been worried about slowing consumer spending in certain European markets. We believe these concerns have provided us with an opportunity to purchase some of the better-known retail names in Europe at attractive valuations.

In financial services, we reduced our exposure to emerging market banks, taking advantage of recent appreciation to lock in gains. The portfolio has benefited from these positions as income levels in the emerging markets have continued to rise and pent-up loan demand has been satisfied.

How would you characterize the Fund's position at the close of the period?

We believe that global economic growth is reverting to more normal levels. We continue to see a pickup in corporate activity, including more mergers and acquisitions, higher capital spending and share buybacks, all of which we believe should offer compelling opportunities for investors. While many market participants focus on short-term currency moves and increasingly volatile energy prices, we continue to invest on a stock-specific basis to capitalize on our core competency -- long-term, fundamental research.

Jose Luis Garcia
Portfolio Manager

Thomas Melendez
Portfolio Manager

Massachusetts
Financial Services
Company


                FDP SERIES, INC.                  NOVEMBER 30, 2005            5

Marsico Growth FDP Fund

What is the Fund's investment objective?

The Fund seeks to provide shareholders with long-term growth of capital through investment primarily in equity securities of large cap companies selected for their growth potential. The Fund generally holds a core position of between 35 and 50 common stocks. It may hold up to 25% of its assets in foreign securities.

How has the Fund performed since its inception in light of the existing market conditions?

Since its inception on July 27, 2005 to November 30, 2005, Class A, Class B, Class C and Class I Shares of Marsico Growth FDP Fund had total returns of +5.40%, +5.10%, +5.10% and +5.50%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 11 - 14 of this report to shareholders.) For the same time period, the Fund's primary benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +1.76%.

Large-capitalization U.S. stocks faced a number of challenges over the reporting period. Among them were rising energy prices and interest rates, increasing inflation expectations and the potential negative economic impact in the aftermath of Hurricanes Katrina and Rita -- particularly on consumer discretionary spending. Despite these factors, overall equity market returns were positive for the four months since the Fund's inception.

From a sector perspective, gains were relatively widespread. Six of the 10 sectors in the S&P 500 recorded positive returns. Financials and materials were the top-performing sectors, while industrials, information technology and energy also had solid absolute returns. Consumer discretionary, health care, utilities and telecommunication services ended in negative territory.

Similarly, strength generally prevailed at the industry level, with the majority of groups posting positive returns. Gains were robust in several areas, especially among the transportation, diversified financials and insurance industries. Areas of weakness included automobiles and components, pharmaceuticals and biotechnology, and consumer durables and apparel.

What factors most influenced Fund performance during the period?

The largest individual contributors to the portfolio's performance included computer hardware manufacturer Apple Computer, Inc. (with an absolute price return of +55%), options exchange Chicago Mercantile Exchange Holdings, Inc. (+18%), Internet search engine Google (+14%) and healthcare services provider UnitedHealth Group, Inc. (+13%). The largest individual detractors from performance included casino operator MGM Mirage (-17%), retailer Target Corp. (-10%), pharmacy CVS Corp. (-12%) and oil company Exxon Mobil Corp. (-6% before we exited our position).

At the sector level, the Fund benefited most from stock selection in the information technology, health care, financials and utilities sectors. Additional areas of strength were stock selection and an overweighting in the transportation industry, and an underweighted stance in the media industry. Detracting most from performance relative to the S&P 500 Index was stock selection in the consumer services industry, an overweight position in the pharmaceuticals and biotechnology industry, and an underweight posture in the energy sector, which hampered the Fund's relative performance as the sector posted solid results.

How have you managed the portfolio since its inception?

Marsico Capital Management, LLC, began serving as subadviser to the Fund on July 27, 2005. In managing the portfolio, we utilize an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The top-down approach takes into consideration such macroeconomic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of our analysis, we seek to identify sectors, industries and companies that may benefit from the trends observed.

From there, we look to invest in individual companies with earnings growth potential that may not be fully recognized by the market. In determining whether a particular company may be a suitable investment, we focus on any number of different attributes, such as the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (for example, a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure); strong and ethical management;


6               FDP SERIES, INC.                  NOVEMBER 30, 2005
commitment to shareholder interests; and reasonable valuations relative to projected growth rates. This process is called bottom-up stock selection.

During the reporting period, the portfolio's average sector allocations emphasized the health care, consumer discretionary, financials and industrials sectors. We invested in almost every GICS (global industry classification standard) sector during the reporting period, with the exception of telecommunication services. The Fund's energy, utilities, telecommunications and materials sector allocations were, on average, significantly underweighted relative to the portfolio's primary benchmark, the S&P 500 Index. Sector weightings result primarily from our stock-selection process.

How would you characterize the Fund's position at the close of the period?

As of November 30, 2005, our most significant sector weightings were in health care, consumer discretionary, financials and industrials. At period-end, the Fund had little or no exposure to areas such as telecommunication services and materials.

Thomas F. Marsico
Portfolio Manager

Marsico Capital
Management, LLC

Van Kampen Value FDP Fund

What is the Fund's investment objective?

The Fund seeks to provide shareholders with capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Fund emphasizes a value style of investing, seeking well-established, undervalued companies that Fund management believes possess the potential for capital growth and income.

How has the Fund performed since its inception in light of the existing market conditions?

Since the Fund's inception on July 27, 2005 through November 30, 2005, Class A, Class B, Class C and Class I Shares of Van Kampen Value FDP Fund had total returns of +1.40%, +1.10%, +1.10% and +1.40%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 11 - 14 of this report to shareholders.) For the same period, the Fund's benchmarks, the Standard & Poor's (S&P) 500 Index and the S&P 500 Barra Value Index, posted respective returns of +1.76% and +2.14%.

At the time of the Fund's inception in late July 2005, the broad stock market began a downturn that continued through the fall, bottoming in October. Many factors contributed to a particularly challenging environment for stock investors, including rising interest rates and the Federal Reserve Board's intention to continue raising the benchmark federal funds rate, record-high oil prices, inflation fears and the Gulf Coast hurricanes. Investors' fears intensified further after declining same-store sales data in August signaled a slowdown in consumer spending.

Beginning in October, however, investors' outlooks brightened, helping to fuel a strong market rally that lasted through the end of the reporting period. Most notably, a recovery in consumer confidence and price relief at the gas pumps drove improved sentiment during the final weeks of the period. Strong corporate profits, tame inflation and positive economic data further supported stocks' upward momentum.


                FDP SERIES, INC.                  NOVEMBER 30, 2005            7

What factors most influenced Fund performance?

The most significant drag on the portfolio's returns relative to the S&P 500 Barra Value Index came from the financials sector. Although the portfolio's holdings did well on an absolute basis, a relative underweight to the Index's second-best-performing sector dampened relative results. Similarly, the portfolio's limited exposure to the information technology sector was an area of relative weakness. The sector was the top-performing group in the S&P 500 Barra Value Index during the period. The Fund's overweighting in the health care sector -- principally in large cap pharmaceuticals -- also detracted from relative returns as the group struggled.

On the positive side, company-specific news in the materials sector was well received by the market, which, in turn, buoyed the portfolio's materials stocks. On both an absolute and relative basis, the sector was the largest favorable contributor to performance. Because of solid security selection among selected media stocks and relatively light exposure to retail stocks, the portfolio's consumer discretionary sector held up better than that of the S&P 500 Barra Value Index. Retail stocks, which struggled as concerns grew about the health of consumer spending, were significant laggards within the Index's consumer discretionary sector. A comparative underweight to the utilities sector also enhanced the portfolio's relative performance.

How have you managed the portfolio since its inception?

We built the portfolio in accordance with our bottom-up stock selection process, using rigorous fundamental and quantitative research to identify attractively valued stocks. Rather than utilizing just one measure of value, we apply different measures of value to different industries. We construct the portfolio stock by stock rather than based on forecasts about how a certain sector or industry might perform.

A strong contrarian element guides our investment approach. We often invest in companies that are underappreciated or overlooked by the market. These stocks may have short-term problems or may be weighed down by negative news. Their shares may experience dramatic dips along the way. We strive to be ahead of the curve when it comes to identifying potential opportunities and typically look to sell positions when share prices are strong.

Applying this approach during the period, the Fund's largest representation was in the financials sector. Holdings here were diversified across insurance companies, banks, brokerages and government-sponsored enterprises. As concerns about higher interest rates and the potential for an inverted yield curve increased, some financials stocks took a hit. Our research and experience suggested to us that the market may have overreacted, however, and we looked for opportunities to buy beaten-down stocks.

Health care was the portfolio's second-largest sector weighting, with most of our investments focused on large-cap pharmaceutical companies. Drug makers have been pressured for some time as a result of litigation risks and patent concerns. As such, valuations were very compelling by our measures and did not nearly reflect what we considered the long-term potential of certain companies' product pipelines. We continue to be patient with these holdings.

The portfolio's third-largest sector weighting, and a significant overweighting relative to the S&P 500 Barra Value Index and the broad-market S&P 500 Index was in materials. We found what we believe were inexpensive valuations among paper, chemicals and metals stocks, whose profits have been squeezed by high commodity prices -- which result in higher production costs -- and weaker demand in a moderating economy.


8               FDP SERIES, INC.                  NOVEMBER 30, 2005

How would you characterize the Fund's position at the close of the period?

As mentioned, as a result of our stock-selection discipline, the Fund's three largest sector weightings at period-end were financials, health care and materials, followed by large weightings in the consumer discretionary and consumer staples sectors. At the close of the period, the portfolio included 70 stocks. The portfolio's 10 largest holdings accounted for 35.1% of net assets.

In terms of the Fund's positioning based on macroeconomic and market trends, we note that we are more concerned with analyzing corporate balance sheets and the financial health of individual companies than with assessing broad market trends or making economic forecasts.

Given current valuation levels, the market has not presented many attractive investment opportunities lately. Nonetheless, we maintain our focus on stocks with reasonable valuations relative to our assessment of fair value, and the portfolio remains close to fully invested, with only 11.8% of net assets in cash and cash equivalents at period-end.

B. Robert Baker, Jr.
Portfolio Manager

Jason S. Leder
Portfolio Manager

Kevin C. Holt
Portfolio Manager

Van Kampen Asset
Management

Franklin Templeton Total Return FDP Fund

What is the Fund's investment objective?

The Fund's primary objective is to provide shareholders with high current income, consistent with preservation of capital. Its secondary objective is capital appreciation over the long term. Under normal market conditions, the Fund invests at least 85% of its assets in investment grade debt securities. The Fund focuses on government and corporate debt securities and mortgage-backed and asset-backed securities. The Fund may invest up to 20% of its total assets in foreign securities and up to 10% of its total assets in non-U.S. dollar-denominated securities.

How has the Fund performed since its inception in light of the existing market conditions?

Since the Fund's inception on July 27, 2005 through November 30, 2005, Class A, Class B, Class C and Class I Shares of Franklin Templeton Total Return FDP Fund had total returns of -0.76%, -0.93%, -0.95% and -0.67%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 11 - 14 of this report to shareholders.) For the same period, the Fund's benchmark, the Lehman Brothers U.S. Universal Index, returned -0.03%.

The economy continued to grow at a healthy pace during the period. Non-farm payroll data, along with other measures, pointed to growing employment. This contributed to an increase in consumer spending, which supported U.S. economic expansion. Increased business spending also helped the economy. Historically low interest rates continued to provide many companies with easy access to capital, while ample cash balances helped some companies support their spending plans.

Oil prices increased substantially during the period as investors became concerned that strong growth in global demand -- especially from China and India -- could lead to potential long-term supply limitations. Despite rising commodity prices, inflation remained relatively contained. The Federal Reserve Board (the Fed) noted in its November 2005 statement that the recent U.S. Gulf Coast hurricanes had noticeable near-term economic effects but also that rebuilding efforts were boosting productivity growth. Acknowledging the economy's strength as well as potential inflationary pressures from high energy prices, the Fed raised the federal funds target rate to 4% from


                FDP SERIES, INC.                  NOVEMBER 30, 2005            9

A Discussion With Your Funds' Portfolio Managers (concluded)

3.25% during the period and indicated that further increases could follow at a "measured" pace. (The Fed raised rates 25 basis points more on December 13, bringing the short-term target rate to 4.25%.)

The 10-year Treasury note yield rose from 4.20% at July 28, 2005, to 4.49% on November 30, 2005. Although core inflation appeared relatively well contained, the U.S. economy's resilience caused some concern about future pricing pressures. Some investors also pointed to the upcoming change in Fed leadership as another possible catalyst for higher Treasury yields. There is some perception that Ben Bernanke, the nominee to become the new Fed chairman, may be less aggressive than Alan Greenspan in raising interest rates as long as inflation expectations remain low. However, Bernanke is reported to share many of Greenspan's philosophies, and we believe the desire to maintain continuity may keep the Fed on the inflation offensive. We also believe that if Bernanke is confirmed, it is likely to take some time before his own approach to dealing with inflation becomes apparent.

What factors most influenced Fund performance?

During the period, the primary positive contributor to the Fund's relative performance versus the benchmark was sector allocation. In addition, a portion of the Fund's positive relative performance was driven by our non-U.S. dollar investments.

However, since the Fund's inception, rising interest rates across the yield curve have put pressure on bond prices. This created some widening in corporate yield spreads that contributed to a lag in the performance of the Fund's corporate bond holdings. Holdings in higher-quality bonds generally performed better.

How have you managed the Fund since its inception?

Following the established portfolio management guidelines, during the four months since the Fund commenced operations, we invested the Fund's assets in securities across a variety of sectors and asset classes. In managing a multi-sector fixed income portfolio such as this, we look at several factors. We discuss expectations for global economic growth, inflation and interest rates. We also examine relative value across all of the fixed income markets. In addition, we consider the portfolio's positioning versus its benchmark.

At period-end, the most significant deviation from our benchmark was our investment in international bonds. While our exposure to this sector is much smaller than our exposure to some of the U.S.-dollar-denominated sectors, the relative volatility of the international sector means that a small allocation is significant. We believe that yields and currencies in many foreign markets are currently very attractive relative to the opportunities in the United States, and we have carefully selected what we consider to be some of the best international investments for the portfolio.

How would you characterize the Fund's position at the close of the period?

We were aware that corporate bond spreads could widen and Treasury yields could continue to move upward. In such an environment, mortgage-backed securities
(MBS) and agency debentures have tended to outperform more credit-sensitive investments. Although we questioned some of the risk premiums being charged in the marketplace, we believed that corporate fundamentals -- such as cash on balance sheets, recovery rates and default rates -- remained positive factors.

Our international fixed income team found value primarily in the Southeast Asian and non-euro European regions. Among our non-U.S. dollar holdings, these markets represented some of our largest allocations at period-end.

We also identified attractive investment opportunities in hybrid adjustable rate mortgages, as yield spreads widened during the past four months. Fixed rate MBS also started to become more attractively valued recently. Given our long-term sector outlook, we believed they made a solid core holding in the portfolio.

We thank you for your investment in Franklin Templeton Total Return FDP Fund, and we look forward to updating you in our next report to shareholders.

Roger A. Bayston, CFA
Portfolio Manager

Franklin Advisers, Inc.

December 30, 2005


10              FDP SERIES, INC.                  NOVEMBER 30, 2005

Performance Data

About Fund Performance

Investors are able to purchase shares of each Fund through multiple pricing alternatives. Shares are only available for purchase through the FDP Service.

For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 maintain a four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Funds' prospectus.

For Franklin Templeton Total Return FDP Fund:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Funds' prospectus.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For the MFS Research International FDP Fund only, the Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds' Investment Adviser waived a portion of its fees. Without such waiver, the Funds' performance would have been lower.


                FDP SERIES, INC.                  NOVEMBER 30, 2005           11

Recent Performance Results

                                                               Since Inception      Standardized
As of November 30, 2005                                          Total Return       30-Day Yield
================================================================================================
MFS Research International FDP Fund Class A Shares*                  +6.30%              --
------------------------------------------------------------------------------------------------
MFS Research International FDP Fund Class B Shares*                  +6.10               --
------------------------------------------------------------------------------------------------
MFS Research International FDP Fund Class C Shares*                  +6.00               --
------------------------------------------------------------------------------------------------
MFS Research International FDP Fund Class I Shares*                  +6.40               --
------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund Class A Shares*                              +5.40               --
------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund Class B Shares*                              +5.10               --
------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund Class C Shares*                              +5.10               --
------------------------------------------------------------------------------------------------
Marsico Growth FDP Fund Class I Shares*                              +5.50               --
------------------------------------------------------------------------------------------------
Van Kampen Value FDP Fund Class A Shares*                            +1.40               --
------------------------------------------------------------------------------------------------
Van Kampen Value FDP Fund Class B Shares*                            +1.10               --
------------------------------------------------------------------------------------------------
Van Kampen Value FDP Fund Class C Shares*                            +1.10               --
------------------------------------------------------------------------------------------------
Van Kampen Value FDP Fund Class I Shares*                            +1.40               --
------------------------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund Class A Shares*             -0.76             3.59%
------------------------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund Class B Shares*             -0.93             3.22
------------------------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund Class C Shares*             -0.95             3.17
------------------------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund Class I Shares*             -0.67             3.85
------------------------------------------------------------------------------------------------
MSCI Europe, Australasia and Far East Index**                        +7.74               --
------------------------------------------------------------------------------------------------
S&P 500(R) Index***                                                  +1.76               --
------------------------------------------------------------------------------------------------
S&P 500 Barra Value Index****                                        +2.14               --
------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index*****                            -0.03               --
------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Funds commenced operations on 7/27/05.
** This unmanaged broad-based Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East. Since inception total return is from 7/27/05.
*** This unmanaged broad-based Index is comprised of 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 7/27/05.
**** This unmanaged broad-based Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios. Since inception total return is from 7/27/05.
***** This unmanaged broad-based Index represents the union of the U.S.
      Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements, and non-dollar-denominated issues that are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Since inception total return is from 7/27/05.

      S&P 500 is a trademark of the McGraw-Hill Companies.


12              FDP SERIES, INC.                  NOVEMBER 30, 2005

Aggregate Total Return -- MFS Research International FDP Fund

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   +6.30%         +0.72%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                       Return         Return
                                                    Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   +6.10%         +2.10%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                       Return         Return
                                                    Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   +6.00%         +5.00%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   +6.40%         +0.81%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Aggregate Total Return -- Marsico Growth FDP Fund

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   +5.40%         -0.13%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                       Return         Return
                                                    Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   +5.10%         +1.10%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                       Return         Return
                                                    Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   +5.10%         +4.10%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   +5.50%         -0.04%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                FDP SERIES, INC.                  NOVEMBER 30, 2005           13

Performance Data (concluded)

Aggregate Total Return -- Van Kampen Value FDP Fund

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   +1.40%         -3.92%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                       Return         Return
                                                    Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   +1.10%         -2.90%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                       Return         Return
                                                    Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   +1.10%         +0.10%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   +1.40%         -3.92%
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Aggregate Total Return -- Franklin Templeton Total Return FDP Fund

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   -0.76%         -4.73%
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                       Return         Return
                                                    Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   -0.93%         -4.86%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                       Return         Return
                                                    Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   -0.95%         -1.93%
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
Inception (7/27/05) through 11/30/05                   -0.67%         -4.64%
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


14              FDP SERIES, INC.                  NOVEMBER 30, 2005

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2005 and held through November 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table of each Fund provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

MFS Research International FDP Fund

                                                                                                  Expenses Paid
                                                               Beginning          Ending        During the Period*
                                                             Account Value     Account Value     July 27, 2005 to
                                                             July 27, 2005   November 30, 2005   November 30, 2005
==================================================================================================================
Actual
==================================================================================================================
Class A                                                        $   1,000         $1,063.00           $    7.72
------------------------------------------------------------------------------------------------------------------
Class B                                                        $   1,000         $1,060.00           $   10.50
------------------------------------------------------------------------------------------------------------------
Class C                                                        $   1,000         $1,060.00           $   10.46
------------------------------------------------------------------------------------------------------------------
Class I                                                        $   1,000         $1,064.00           $    6.86
==================================================================================================================

                                                                                                  Expenses Paid
                                                               Beginning          Ending        During the Period**
                                                             Account Value     Account Value       June 1, 2005 to
                                                             June 1, 2005    November 30, 2005   November 30, 2005
==================================================================================================================
Hypothetical (5% annual return before expenses)***
==================================================================================================================
Class A                                                        $   1,000         $1,014.25           $   10.83
------------------------------------------------------------------------------------------------------------------
Class B                                                        $   1,000         $1,010.35           $   14.73
------------------------------------------------------------------------------------------------------------------
Class C                                                        $   1,000         $1,010.40           $   14.68
------------------------------------------------------------------------------------------------------------------
Class I                                                        $   1,000         $1,015.45           $    9.62
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.15% for Class A, 2.93% for Class B, 2.92% for Class C and 1.91% for Class I), multiplied by the average account value over the period, multiplied by 127/365.
** For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.15% for Class A, 2.93% for Class B, 2.92% for Class C and 1.91% for Class I), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.
*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.


                FDP SERIES, INC.                  NOVEMBER 30, 2005           15

Marsico Growth FDP Fund

                                                                                                  Expenses Paid
                                                               Beginning          Ending        During the Period*
                                                             Account Value     Account Value     July 27, 2005 to
                                                             July 27, 2005   November 30, 2005   November 30, 2005
==================================================================================================================
Actual
==================================================================================================================
Class A                                                        $   1,000         $1,054.00           $    7.25
------------------------------------------------------------------------------------------------------------------
Class B                                                        $   1,000         $1,061.00           $   10.51
------------------------------------------------------------------------------------------------------------------
Class C                                                        $   1,000         $1,051.00           $    9.99
------------------------------------------------------------------------------------------------------------------
Class I                                                        $   1,000         $1,055.00           $    6.51
==================================================================================================================

                                                                                                  Expenses Paid
                                                               Beginning          Ending        During the Period**
                                                             Account Value     Account Value       June 1, 2005 to
                                                             June 1, 2005    November 30, 2005   November 30, 2005
==================================================================================================================
Hypothetical (5% annual return before expenses)***
==================================================================================================================
Class A                                                        $   1,000         $1,014.85           $   10.23
------------------------------------------------------------------------------------------------------------------
Class B                                                        $   1,000         $1,010.95           $   14.13
------------------------------------------------------------------------------------------------------------------
Class C                                                        $   1,000         $1,011.00           $   14.08
------------------------------------------------------------------------------------------------------------------
Class I                                                        $   1,000         $1,015.90           $    9.17
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.03% for Class A, 2.81% for Class B, 2.80% for Class C and 1.82% for Class I), multiplied by the average account value over the period, multiplied by 127/365.
** For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.03% for Class A, 2.81% for Class B, 2.80% for Class C and 1.82% for Class I), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.
*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.

Van Kampen Value FDP Fund

                                                                                                  Expenses Paid
                                                               Beginning          Ending        During the Period*
                                                             Account Value     Account Value     July 27, 2005 to
                                                             July 27, 2005   November 30, 2005   November 30, 2005
==================================================================================================================
Actual
==================================================================================================================
Class A                                                        $   1,000         $1,014.00           $    6.83
------------------------------------------------------------------------------------------------------------------
Class B                                                        $   1,000         $1,011.00           $    9.55
------------------------------------------------------------------------------------------------------------------
Class C                                                        $   1,000         $1,011.00           $    9.55
------------------------------------------------------------------------------------------------------------------
Class I                                                        $   1,000         $1,014.00           $    6.45
==================================================================================================================

                                                                                                  Expenses Paid
                                                               Beginning          Ending        During the Period**
                                                             Account Value     Account Value       June 1, 2005 to
                                                             June 1, 2005    November 30, 2005   November 30, 2005
==================================================================================================================
Hypothetical (5% annual return before expenses)***
==================================================================================================================
Class A                                                        $   1,000         $1,015.25           $    9.82
------------------------------------------------------------------------------------------------------------------
Class B                                                        $   1,000         $1,011.35           $   13.73
------------------------------------------------------------------------------------------------------------------
Class C                                                        $   1,000         $1,011.35           $   13.73
------------------------------------------------------------------------------------------------------------------
Class I                                                        $   1,000         $1,015.80           $    9.27
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.95% for Class A, 2.73% for Class B, 2.73% for Class C and 1.84% for Class I), multiplied by the average account value over the period, multiplied by 127/365.
** For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.95% for Class A, 2.73% for Class B, 2.73% for Class C and 1.84% for Class I), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.
*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.


16              FDP SERIES, INC.                  NOVEMBER 30, 2005

Disclosure of Expenses (concluded)

Franklin Templeton Total Return FDP Fund

                                                                                                  Expenses Paid
                                                               Beginning          Ending        During the Period*
                                                             Account Value     Account Value     July 27, 2005 to
                                                             July 27, 2005   November 30, 2005   November 30, 2005
==================================================================================================================
Actual
==================================================================================================================
Class A                                                        $   1,000         $  992.40           $    5.65
------------------------------------------------------------------------------------------------------------------
Class B                                                        $   1,000         $  990.70           $    7.45
------------------------------------------------------------------------------------------------------------------
Class C                                                        $   1,000         $  990.50           $    7.58
------------------------------------------------------------------------------------------------------------------
Class I                                                        $   1,000         $  993.30           $    5.34
==================================================================================================================

                                                                                                  Expenses Paid
                                                               Beginning          Ending        During the Period**
                                                             Account Value     Account Value       June 1, 2005 to
                                                             June 1, 2005    November 30, 2005   November 30, 2005
==================================================================================================================
Hypothetical (5% annual return before expenses)***
==================================================================================================================
Class A                                                        $   1,000         $1,016.85           $    8.22
------------------------------------------------------------------------------------------------------------------
Class B                                                        $   1,000         $1,014.25           $   10.83
------------------------------------------------------------------------------------------------------------------
Class C                                                        $   1,000         $1,014.05           $   11.03
------------------------------------------------------------------------------------------------------------------
Class I                                                        $   1,000         $1,017.30           $    7.77
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.63% for Class A, 2.15% for Class B, 2.19% for Class C and 1.54% for Class I), multiplied by the average account value over the period, multiplied by 127/365.
** For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.63% for Class A, 2.15% for Class B, 2.19% for Class C and 1.54% for Class I), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.
*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.


                FDP SERIES, INC.                  NOVEMBER 30, 2005           17

Portfolio Information as of November 30, 2005                   FDP Series, Inc.

Geographic Allocation
--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                            Total Investments
--------------------------------------------------------------------------------
United Kingdom ....................................................        19.5%
Japan .............................................................        15.8
France ............................................................        13.3
Switzerland .......................................................         7.7
South Korea .......................................................         7.1
Spain .............................................................         3.5
Brazil ............................................................         3.3
Mexico ............................................................         3.3
Italy .............................................................         2.7
Germany ...........................................................         2.7
Norway ............................................................         2.6
Netherlands .......................................................         1.8
Sweden ............................................................         1.5
Hong Kong .........................................................         1.3
Canada ............................................................         1.2
Taiwan ............................................................         1.2
Turkey ............................................................         1.1
Russia ............................................................         1.1
Ireland ...........................................................         0.9
Singapore .........................................................         0.9
Hungary ...........................................................         0.8
Austria ...........................................................         0.8
Indonesia .........................................................         0.3
Thailand ..........................................................         0.2
Other* ............................................................         5.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Ten Largest Holdings
--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
Samsung Electronics Co., Ltd. .....................................         3.1%
Total SA ..........................................................         2.8
Roche Holding AG ..................................................         2.3
Nestle SA Registered Shares .......................................         2.3
GlaxoSmithKline Plc ...............................................         2.3
UBS AG Registered Shares ..........................................         1.9
Schneider Electric SA .............................................         1.8
Toyota Motor Corp. ................................................         1.7
Royal Bank of Scotland Group Plc ..................................         1.6
BNP Paribas .......................................................         1.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
UnitedHealth Group, Inc. ..........................................         7.2%
Genentech, Inc. ...................................................         4.8
Goldman Sachs Group, Inc. .........................................         4.6
Lowe's Cos., Inc. .................................................         4.5
Google, Inc. Class A ..............................................         4.3
Procter & Gamble Co. ..............................................         3.7
UBS AG Registered .................................................         3.7
Apple Computer, Inc. ..............................................         3.6
FedEx Corp. .......................................................         3.1
QUALCOMM, Inc. ....................................................         3.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Freddie Mac .......................................................         3.9%
AT&T, Inc. ........................................................         3.9
Georgia-Pacific Corp. .............................................         3.8
Verizon Communications, Inc. ......................................         3.8
GlaxoSmithKline Plc ...............................................         3.7
Bank of America Corp. .............................................         3.5
International Paper Co. ...........................................         3.4
Bristol-Myers Squibb Co. ..........................................         3.2
Citigroup, Inc. ...................................................         3.2
Unilever NV .......................................................         2.7


18              FDP SERIES, INC.                  NOVEMBER 30, 2005

Portfolio Information as of November 30, 2005 (concluded)       FDP Series, Inc.

Sector Representation
--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                            Total Investments
--------------------------------------------------------------------------------
Financials ........................................................        27.3%
Consumer Discretionary ............................................        11.5
Materials .........................................................         9.3
Energy ............................................................         8.6
Consumer Staples ..................................................         7.8
Health Care .......................................................         7.4
Information Technology ............................................         6.7
Industrials .......................................................         6.1
Telecommunication Services ........................................         5.7
Utilities .........................................................         4.2
Other* ............................................................         5.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marisco Growth FDP Fund                                        Total Investments
--------------------------------------------------------------------------------
Financials ........................................................        19.3%
Health Care .......................................................        18.6
Consumer Discretionary ............................................        18.2
Information Technology ............................................        14.1
Industrials .......................................................        13.3
Consumer Staples ..................................................         5.6
Energy ............................................................         1.7
Materials .........................................................         0.9
Other* ............................................................         8.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                      Total Investments
--------------------------------------------------------------------------------
Financials ........................................................        21.2%
Health Care .......................................................        15.5
Materials .........................................................        13.2
Consumer Staples ..................................................        11.4
Consumer Discretionary ............................................        10.0
Telecommunication Services ........................................         9.8
Information Technology ............................................         4.4
Utilities .........................................................         0.8
Industrials .......................................................         0.7
Energy ............................................................         0.2
Other* ............................................................        12.8
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

      For Fund compliance purposes, each Fund's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by each Fund's management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

Five Largest Industries
--------------------------------------------------------------------------------
                                                                      Percent of
MFS Research International FDP Fund                                   Net Assets
--------------------------------------------------------------------------------
Commercial Banks ..................................................        16.8%
Oil, Gas & Consumable Fuels .......................................         8.4
Pharmaceuticals ...................................................         7.2
Metals & Mining ...................................................         6.0
Semiconductors & Semiconductor Equipment ..........................         4.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Marsico Growth FDP Fund                                               Net Assets
--------------------------------------------------------------------------------
Capital Markets ...................................................        11.1%
Biotechnology .....................................................         8.9
Health Care Providers & Services ..................................         7.7
Specialty Retail ..................................................         6.7
Hotels, Restaurants & Leisure .....................................         6.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Van Kampen Value FDP Fund                                             Net Assets
--------------------------------------------------------------------------------
Pharmaceuticals ...................................................        14.0%
Media .............................................................         9.3
Commercial Banks ..................................................         7.8
Diversified Telecommunication Services ............................         7.7
Paper & Forest Products ...........................................         7.2
--------------------------------------------------------------------------------

S&P Rating/Moody's Rating
--------------------------------------------------------------------------------
                                                                      Percent of
Franklin Templeton Total Return FDP Fund                       Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................        78.2%
AA/Aa .............................................................         0.1
A/A ...............................................................         3.2
BBB/Baa ...........................................................         7.1
BB/Ba .............................................................         2.1
B/B ...............................................................         1.9
CCC/Caa ...........................................................         0.1
NR (Not Rated) ....................................................         2.2
Other* ............................................................         5.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Asset Mix
--------------------------------------------------------------------------------
                                                                      Percent of
Franklin Templeton Total Return FDP Fund                       Total Investments
--------------------------------------------------------------------------------
Government & Agency Obligations ...................................        41.3%
Government Agency Mortgage-Backed Securities ......................        26.8
Corporate Bonds ...................................................        14.5
Asset-Backed Securities ...........................................         5.2
Non-Government Agency Mortgage-Backed Securities ..................         4.7
Foreign Government Obligations ....................................         2.4
Other* ............................................................         5.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


                FDP SERIES, INC.                  NOVEMBER 30, 2005           19

Schedule of Investments    MFS Research International FDP Fund (in U.S. dollars)

                                                                    Shares
            Industry       Common Stocks                              Held                  Value
====================================================================================================
Austria--0.8%
            Commercial Banks--0.8%
            Erste Bank der Oesterreichischen Sparkassen AG           5,400               $   287,759
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Austria                                                   287,759
====================================================================================================
Brazil--3.3%
            Commercial Banks--0.5%
            Banco Nossa Caixa SA (b)                                 2,340                    37,543
            Uniao de Bancos Brasileiros SA (a)                       2,200                   136,048
                                                                                         -----------
                                                                                             173,591
            ----------------------------------------------------------------------------------------
            Metals & Mining--2.0%
            Cia Siderurgica Nacional SA (a)                          8,710                   181,429
            Companhia Vale do Rio Doce (Common Shares) (a)          11,720                   508,179
                                                                                         -----------
                                                                                             689,608
            ----------------------------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--0.4%
            Petroleo Brasileiro SA (a)                               2,280                   154,128
            ----------------------------------------------------------------------------------------
            Personal Products--0.2%
            Natura Cosmeticos SA                                     1,170                    49,920
            ----------------------------------------------------------------------------------------
            Real Estate--0.2%
            Cyrela Brazil Realty SA                                  5,980                    66,571
            Cyrela Brazil Realty SA (a)                                180                    20,038
                                                                                         -----------
                                                                                              86,609
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Brazil                                                  1,153,856
====================================================================================================
Canada--1.2%
            Metals & Mining--1.0%
            Aber Resources Ltd.                                      9,620                   343,704
            ----------------------------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--0.2%
            Canadian Natural Resources Ltd.                          1,730                    78,272
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Canada                                                    421,976
====================================================================================================
France--13.1%
            Commercial Banks--2.7%
            BNP Paribas                                              7,170                   568,048
            Credit Agricole SA                                      12,200                   369,505
                                                                                         -----------
                                                                                             937,553
            ----------------------------------------------------------------------------------------
            Electrical Equipment--1.8%
            Schneider Electric SA                                    7,490                   646,824
            ----------------------------------------------------------------------------------------
            Food & Staples Retailing--0.7%
            Carrefour SA                                             5,300                   230,568
            ----------------------------------------------------------------------------------------
            IT Services--0.6%
            Cap Gemini SA (b)                                        4,950                   196,259
            ----------------------------------------------------------------------------------------
            Insurance--1.5%
            AXA                                                     17,430                   525,853
            ----------------------------------------------------------------------------------------
            Metals & Mining--1.0%
            Arcelor                                                 14,120                   338,596
            Vallourec                                                  120                    57,297
                                                                                         -----------
                                                                                             395,893
            ----------------------------------------------------------------------------------------
            Multi-Utilities--1.4%
            Suez SA                                                 17,750                   508,094
            ----------------------------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--2.8%
            Total SA                                                 3,890                   974,094
            ----------------------------------------------------------------------------------------
            Textiles, Apparel & Luxury Goods--0.5%
            LVMH Moet Hennessy Louis Vuitton SA                      2,080                   178,522
            ----------------------------------------------------------------------------------------
            Total Common Stocks in France                                                  4,593,660
====================================================================================================
Germany--2.6%
            Auto Components--0.5%
            Continental AG                                           2,182                   184,987
            ----------------------------------------------------------------------------------------
            Electric Utilities--1.5%
            E.On AG                                                  5,560                   529,708
            ----------------------------------------------------------------------------------------
            Thrifts & Mortgage Finance--0.6%
            Hypo Real Estate Holding AG                              4,290                   223,551
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Germany                                                   938,246
====================================================================================================
Hong Kong--1.3%
            Commercial Banks--0.4%
            China Construction Bank Class H (b)                    380,100                   124,989
            ----------------------------------------------------------------------------------------
            Food Products--0.0%
            China Mengniu Dairy Co., Ltd.                           22,000                    18,157
            ----------------------------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--0.9%
            CNOOC Ltd.                                             475,000                   315,454
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Hong Kong                                                 458,600
====================================================================================================
Hungary--0.8%
            Commercial Banks--0.8%
            OTP Bank Rt (a)                                          4,510                   295,405
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Hungary                                                   295,405
====================================================================================================
Indonesia--0.3%
            Diversified Telecommunication Services--0.3%
            Indosat Tbk PT                                         176,000                    93,878
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Indonesia                                                  93,878
====================================================================================================
Ireland--0.9%
            Commercial Banks--0.9%
            Anglo Irish Bank Corp. Plc                              13,830                   190,734
            Depfa Bank Plc                                           7,610                   114,122
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Ireland                                                   304,856
====================================================================================================
Italy--2.7%
            Commercial Banks--1.1%
            UniCredito Italiano SpA                                 58,980                   365,405
            ----------------------------------------------------------------------------------------
            Construction Materials--0.7%
            Italcementi SpA                                          6,210                   104,768
            Italcementi SpA (RNC)                                   12,730                   146,479
                                                                                         -----------
                                                                                             251,247
            ----------------------------------------------------------------------------------------


20              FDP SERIES, INC.                  NOVEMBER 30, 2005

                         MFS Research International FDP Fund   (in U.S. dollars)

                                                                    Shares
            Industry       Common Stocks                              Held                  Value
====================================================================================================
Italy (concluded)
            Diversified Telecommunication Services--0.9%
            FastWeb SpA (b)                                          6,980               $   327,436
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Italy                                                     944,088
====================================================================================================
Japan--15.5%
            Automobiles--2.1%
            Nissan Motor Co., Ltd.                                  16,400                   168,996
            Toyota Motor Corp.                                      12,100                   585,508
                                                                                         -----------
                                                                                             754,504
            ----------------------------------------------------------------------------------------
            Building Products--0.9%
            Asahi Glass Co., Ltd.                                   28,000                   322,929
            ----------------------------------------------------------------------------------------
            Chemicals--1.0%
            Kaneka Corp.                                            28,000                   334,863
            ----------------------------------------------------------------------------------------
            Commercial Banks--2.0%
            Mitsubishi Tokyo Financial Group, Inc.                      31                   391,208
            Shinsei Bank Ltd.                                       54,000                   303,272
                                                                                         -----------
                                                                                             694,480
            ----------------------------------------------------------------------------------------
            Consumer Finance--3.7%
            Aeon Credit Service Co., Ltd.                            2,500                   188,876
            Aiful Corp.                                              4,600                   349,839
            ORIX Corp.                                               2,000                   432,243
            Takefuji Corp.                                           4,910                   332,381
                                                                                         -----------
                                                                                           1,303,339
            ----------------------------------------------------------------------------------------
            Electronic Equipment & Instruments--0.3%
            Nippon Electric Glass Co                                 6,000                   121,850
            ----------------------------------------------------------------------------------------
            Gas Utilities--0.5%
            Tokyo Gas Co., Ltd.                                     42,000                   169,537
            ----------------------------------------------------------------------------------------
            Household Products--0.5%
            Uni-Charm Corp.                                          3,800                   174,351
            ----------------------------------------------------------------------------------------
            Machinery--0.5%
            Fanuc Ltd.                                               2,100                   172,521
            ----------------------------------------------------------------------------------------
            Media--0.5%
            Nippon Television Network Corp.                          1,120                   172,978
            ----------------------------------------------------------------------------------------
            Office Electronics--0.8%
            Ricoh Co., Ltd.                                         17,000                   297,647
            ----------------------------------------------------------------------------------------
            Pharmaceuticals--1.3%
            Astellas Pharma Inc.                                    12,100                   468,204
            ----------------------------------------------------------------------------------------
            Real Estate--0.9%
            Leopalace21 Corp.                                        9,800                   314,504
            ----------------------------------------------------------------------------------------
            Software--0.5%
            Nintendo Co., Ltd.                                       1,700                   186,971
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Japan                                                   5,488,678
====================================================================================================
Mexico--3.2%
            Construction Materials--0.8%
            Cemex, SA de CV (a)                                      5,180                   291,634
            ----------------------------------------------------------------------------------------
            Household Durables--0.5%
            Consorcio ARA, SA de CV                                 32,260                   134,096
            Urbi, Desarrollos Urbanos, SA de CV (b)                  6,580                    46,932
                                                                                         -----------
                                                                                             181,028
            ----------------------------------------------------------------------------------------
            Media--1.0%
            Grupo Televisa SA (a)                                    4,320                   343,008
            ----------------------------------------------------------------------------------------
            Specialty Retail--0.4%
            Grupo Elektra, SA de CV                                 16,100                   140,326
            ----------------------------------------------------------------------------------------
            Transportation Infrastructure--0.3%
            Grupo Aeroportuario del Sureste, SA de CV (a)            3,800                   119,092
            ----------------------------------------------------------------------------------------
            Wireless Telecommunication Services--0.2%
            America Movil, SA de CV (a)                              2,410                    69,215
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Mexico                                                  1,144,303
====================================================================================================
Netherlands--1.8%
            Air Freight & Logistics--0.5%
            TNT NV                                                   6,740                   182,046
            ----------------------------------------------------------------------------------------
            Communications Equipment--0.1%
            TomTom NV (b)                                              400                    14,501
            ----------------------------------------------------------------------------------------
            Household Durables--1.2%
            Koninklijke Philips Electronics NV                      15,630                   437,274
            ----------------------------------------------------------------------------------------
            Total Common Stocks in the Netherlands                                           633,821
====================================================================================================
Norway--2.6%
            Diversified Telecommunication Services--0.8%
            Telenor ASA                                             28,500                   267,732
            ----------------------------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--1.8%
            Norsk Hydro ASA                                          2,510                   251,822
            Statoil ASA                                             17,820                   389,063
                                                                                         -----------
                                                                                             640,885
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Norway                                                    908,617
====================================================================================================
Russia--1.0%
            Oil, Gas & Consumable Fuels--1.0%
            LUKOIL (a)                                               6,470                   368,790
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Russia                                                    368,790
====================================================================================================
Singapore--0.8%
            Diversified Telecommunication Services--0.8%
            Singapore Telecommunications Ltd.                      199,000                   298,947
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Singapore                                                 298,947
====================================================================================================
South Korea--7.0%
            Auto Components--0.8%
            Hyundai Mobis                                            3,460                   290,593
            ----------------------------------------------------------------------------------------
            Chemicals--0.4%
            Hanwha Chemical Corp.                                   11,860                   126,805
            ----------------------------------------------------------------------------------------
            Commercial Banks--2.0%
            Kookmin Bank                                             5,320                   350,034
            Shinhan Financial Group Co. Ltd.                         9,110                   352,588
                                                                                         -----------
                                                                                             702,622
            ----------------------------------------------------------------------------------------
            Food Products--0.2%
            Nong Shim Co., Ltd.                                        256                    67,251
            ----------------------------------------------------------------------------------------
            Metals & Mining--0.5%
            POSCO                                                      790                   158,612
            ----------------------------------------------------------------------------------------
            Semiconductors & Semiconductor Equipment--3.1%
            Samsung Electronics Co., Ltd.                            1,920                 1,110,943
            ----------------------------------------------------------------------------------------
            Total Common Stocks in South Korea                                             2,456,826
====================================================================================================


                FDP SERIES, INC.                  NOVEMBER 30, 2005           21

                         MFS Research International FDP Fund   (in U.S. dollars)

                                                                    Shares
            Industry       Common Stocks                              Held                  Value
====================================================================================================
Spain--3.4%
            Commercial Banks--1.5%
            Banco Bilbao Vizcaya Argentaria SA                      29,400               $   520,612
            ----------------------------------------------------------------------------------------
            Diversified Telecommunication Services--1.2%
            Telefonica SA                                           30,250                   447,932
            ----------------------------------------------------------------------------------------
            Electric Utilities--0.7%
            Endesa SA                                                9,290                   242,378
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Spain                                                   1,210,922
====================================================================================================
Sweden--1.4%
            Machinery--0.9%
            Sandvik AB                                               7,100                   335,718
            ----------------------------------------------------------------------------------------
            Tobacco--0.5%
            Swedish Match AB                                        15,150                   173,463
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Sweden                                                    509,181
====================================================================================================
Switzerland--7.5%
            Capital Markets--1.9%
            UBS AG Registered Shares                                 7,183                   662,760
            ----------------------------------------------------------------------------------------
            Chemicals--1.0%
            Syngenta AG                                              3,210                   353,072
            ----------------------------------------------------------------------------------------
            Food Products--2.3%
            Nestle SA Registered Shares                              2,762                   819,366
            ----------------------------------------------------------------------------------------
            Pharmaceuticals--2.3%
            Roche Holding AG                                         5,510                   828,187
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Switzerland                                             2,663,385
====================================================================================================
Taiwan--1.2%
            Semiconductors & Semiconductor Equipment--1.2%
            Taiwan Semiconductor Manufacturing Co., Ltd.           230,000                   408,319
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Taiwan                                                    408,319
====================================================================================================
Thailand--0.2%
            Airlines--0.2%
            Thai Airways International PCL                          75,800                    72,593
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Thailand                                                   72,593
====================================================================================================
Turkey--1.1%
            Commercial Banks--1.1%
            Akbank T.A.S.                                           26,870                   214,206
            Turkiye Vakiflar Bankasi T.A.O. Class D (b)             36,980                   182,887
            ----------------------------------------------------------------------------------------
            Total Common Stocks in Turkey                                                    397,093
====================================================================================================
United Kingdom--19.1%
            Airlines--0.0%
            EasyJet Plc (b)                                          1,000                     5,710
            ----------------------------------------------------------------------------------------
            Beverages--1.1%
            Diageo Plc                                              27,810                   401,823
            ----------------------------------------------------------------------------------------
            Commercial Banks--3.0%
            HSBC Holdings Plc                                       28,920                   463,401
            Royal Bank of Scotland Group Plc                        20,370                   581,597
                                                                                         -----------
                                                                                           1,044,998
            ----------------------------------------------------------------------------------------
            Food & Staples Retailing--0.9%
            Tesco Plc                                               62,350                   325,388
            ----------------------------------------------------------------------------------------
            Hotels, Restaurants & Leisure--1.1%
            Hilton Group Plc                                        66,500                   385,203
            ----------------------------------------------------------------------------------------
            Household Products--1.2%
            Reckitt Benckiser Plc                                   13,780                   426,825
            ----------------------------------------------------------------------------------------
            Insurance--1.4%
            Aviva Plc                                               42,150                   500,709
            ----------------------------------------------------------------------------------------
            Media--0.9%
            Reed Elsevier Plc                                        6,290                    56,054
            Yell Group Plc                                          31,560                   269,508
                                                                                         -----------
                                                                                             325,562
            ----------------------------------------------------------------------------------------
            Metals & Mining--1.5%
            BHP Billiton Plc                                        35,540                   532,885
            ----------------------------------------------------------------------------------------
            Multiline Retail--1.0%
            Next Plc                                                14,620                   350,384
            ----------------------------------------------------------------------------------------
            Oil, Gas & Consumable Fuels--1.3%
            BG Group Plc                                            20,470                   191,453
            BP Plc                                                  23,000                   252,327
                                                                                         -----------
                                                                                             443,780
            ----------------------------------------------------------------------------------------
            Pharmaceuticals--3.6%
            AstraZeneca Plc                                         10,160                   469,058
            GlaxoSmithKline Plc                                     32,420                   801,664
                                                                                         -----------
                                                                                           1,270,722
            ----------------------------------------------------------------------------------------
            Textiles, Apparel & Luxury Goods--0.7%
            Burberry Group Plc                                      34,820                   251,856
            ----------------------------------------------------------------------------------------
            Wireless Telecommunication Services--1.4%
            Vodafone Group Plc                                     222,950                   481,277
            ----------------------------------------------------------------------------------------
            Total Common Stocks in the United Kingdom                                      6,747,122
            ----------------------------------------------------------------------------------------
            Total Common Stocks (Cost--$31,648,855)--92.8%                                32,791,531
====================================================================================================

                           Short-Term                                 Face
                           Securities                               Amount
====================================================================================================
            Commercial Paper**--3.9%
            Edison Asset Securitization, LLC,
             4.03% due 12/01/2005                               $1,380,000                 1,380,000
            ----------------------------------------------------------------------------------------
            U.S. Government Obligations**--1.3%
            Fannie Mae, 3.90% due 12/01/2005                       482,000                   482,000
            ----------------------------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$1,862,000)--5.2%                                                       1,862,000
====================================================================================================
            Total Investments (Cost--$33,510,855*)--98.0%                                 34,662,921

            Other Assets Less Liabilities--2.0%                                              692,956
                                                                                         -----------
            Net Assets--100.0%                                                           $35,355,877
                                                                                         ===========


22              FDP SERIES, INC.                  NOVEMBER 30, 2005

Schedule of Investments (concluded)
                         MFS Research International FDP Fund   (in U.S. dollars)

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................           $ 33,510,855
                                                                   ============
      Gross unrealized appreciation ....................           $  1,622,093
      Gross unrealized depreciation ....................               (470,027)
                                                                   ------------
      Net unrealized appreciation ......................           $  1,152,066
                                                                   ============

** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.
(a)   Depositary receipts.
(b)   Non-income producing security.

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets.

o Forward foreign exchange contracts purchased as of November 30, 2005 were as follows:

      --------------------------------------------------------------------------
      Foreign Currency                            Settlement         Unrealized
      Purchased                                      Date           Appreciation
      --------------------------------------------------------------------------
      JPY  20,487,175                            December 2005          $205
      --------------------------------------------------------------------------
      Total Unrealized Appreciation On Forward Foreign
      Exchange Contracts--Net (USD Commitment--$171,126)                $205
                                                                        ====

o Forward foreign exchange contracts sold as of November 30, 2005 were as follows:

      --------------------------------------------------------------------------
      Foreign Currency                            Settlement         Unrealized
      Sold                                           Date           Depreciation
      --------------------------------------------------------------------------
      GBP       2,642                           December 2005           $ (2)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation On Forward Foreign
      Exchange Contracts--Net (USD Commitment--$4,569)                  $ (2)
                                                                        ====

o     Currency Abbreviations:

      GBP         British Pound
      JPY         Japanese Yen
      USD         U.S. Dollar

      See Notes to Financial Statements.


                FDP SERIES, INC.                  NOVEMBER 30, 2005           23

Schedule of Investments                                  Marsico Growth FDP Fund

        Shares
          Held    Common Stocks                                            Value
===================================================================================
Aerospace & Defense--1.2%
         3,251    General Dynamics Corp.                                $   371,589
===================================================================================
Air Freight & Logistics--3.1%
        10,083    FedEx Corp.                                               984,303
===================================================================================
Biotechnology--8.9%
         5,474    Amgen, Inc. (a)                                           443,011
         7,097    Amylin Pharmaceuticals, Inc. (a)                          265,499
        15,819    Genentech, Inc. (a)                                     1,512,613
         7,477    Genzyme Corp. (a)                                         555,840
                                                                        -----------
                                                                          2,776,963
===================================================================================
Capital Markets--11.1%
        11,065    Goldman Sachs Group, Inc.                               1,426,942
         7,180    Lehman Brothers Holdings, Inc.                            904,680
        12,527    UBS AG Registered                                       1,151,482
                                                                        -----------
                                                                          3,483,104
===================================================================================
Chemicals--0.9%
         5,135    Praxair, Inc.                                             267,020
===================================================================================
Communications Equipment--5.9%
        37,927    Motorola, Inc.                                            913,661
        20,461    QUALCOMM, Inc.                                            930,362
                                                                        -----------
                                                                          1,844,023
===================================================================================
Computers & Peripherals--3.6%
        16,771    Apple Computer, Inc. (a)                                1,137,409
===================================================================================
Consumer Finance--0.9%
         5,481    SLM Corp.                                                 288,027
===================================================================================
Diversified Financial Services--2.8%
         2,451    Chicago Mercantile Exchange Holdings, Inc.                868,022
===================================================================================
Energy Equipment & Services--1.7%
         8,362    Halliburton Co.                                           532,241
===================================================================================
Food & Staples Retailing--1.9%
        12,842    CVS Corp.                                                 346,991
         5,085    Walgreen Co.                                              232,283
                                                                        -----------
                                                                            579,274
===================================================================================
Health Care Equipment & Supplies--1.6%
         9,109    Medtronic, Inc.                                           506,187
===================================================================================
Health Care Providers & Services--7.7%
         3,023    Quest Diagnostics, Inc.                                   151,422
        37,724    UnitedHealth Group, Inc.                                2,258,159
                                                                        -----------
                                                                          2,409,581
===================================================================================
Hotels, Restaurants & Leisure--6.3%
        22,317    MGM Mirage (a)                                            850,501
        17,262    Starbucks Corp. (a)                                       525,628
         1,712    Station Casinos, Inc.                                     118,710
         4,381    Wynn Resorts Ltd. (a)                                     244,591
         4,881    Yum! Brands, Inc.                                         238,144
                                                                        -----------
                                                                          1,977,574
===================================================================================
Household Durables--2.4%
         3,543    KB HOME                                                   247,195
         6,311    Lennar Corp. Class A                                      364,018
         1,939    MDC Holdings, Inc.                                        132,104
                                                                        -----------
                                                                            743,317
===================================================================================
Household Products--3.7%
        20,159    Procter & Gamble Co.                                    1,152,893
===================================================================================
Industrial Conglomerates--2.8%
        24,365    General Electric Co.                                      870,318
===================================================================================
Insurance--2.1%
         5,268    The Progressive Corp.                                     647,911
===================================================================================
Internet Software &
Services--4.3%
         3,315    Google, Inc. Class A (a)                                1,342,542
===================================================================================
Machinery--2.6%
        13,926    Caterpillar, Inc.                                         804,644
===================================================================================
Multiline Retail--2.4%
        14,283    Target Corp.                                              764,283
===================================================================================
Real Estate--0.7%
         3,697    The St. Joe Co.                                           245,481
===================================================================================
Road & Rail--3.4%
        12,981    Burlington Northern Santa Fe Corp.                        859,083
         2,661    Union Pacific Corp.                                       203,673
                                                                        -----------
                                                                          1,062,756
===================================================================================
Specialty Retail--6.7%
        16,191    Home Depot, Inc.                                          676,460
        20,828    Lowe's Cos., Inc.                                       1,405,473
                                                                        -----------
                                                                          2,081,933
===================================================================================
Thrifts & Mortgage Finance--1.2%
        11,274    Countrywide Financial Corp.                               392,448
-----------------------------------------------------------------------------------
Total Common Stocks (Cost--$26,467,768)--89.9%                           28,133,843
===================================================================================

          Face
        Amount    Short-Term Securities
===================================================================================
Time Deposits
    $2,530,876    Brown Brothers Harriman & Co., 3.49% due 12/01/2005     2,530,876
-----------------------------------------------------------------------------------
Total Short-Term Securities (Cost--$2,530,876)--8.1%                      2,530,876
===================================================================================
Total Investments (Cost--$28,998,644*)--98.0%                            30,664,719

Other Assets Less Liabilities--2.0%                                         617,129
                                                                        -----------
Net Assets--100.0%                                                      $31,281,848
                                                                        ===========


* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................           $ 28,998,644
                                                                   ============
      Gross unrealized appreciation ....................           $  1,836,996
      Gross unrealized depreciation ....................               (170,921)
                                                                   ------------
      Net unrealized appreciation ......................           $  1,666,075
                                                                   ============

(a)   Non-income producing security.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets.

      See Notes to Financial Statements.


24              FDP SERIES, INC.                  NOVEMBER 30, 2005

Schedule of Investments                                Van Kampen Value FDP Fund

        Shares
          Held    Common Stocks                                            Value
===================================================================================
Airlines--0.7%
        13,300    Southwest Airlines Co.                                $   219,450
===================================================================================
Beverages--1.9%
         3,220    Anheuser-Busch Cos., Inc.                                 140,843
        10,100    The Coca-Cola Co.                                         431,169
                                                                        -----------
                                                                            572,012
===================================================================================
Capital Markets--1.0%
         9,800    The Bank of New York Co., Inc.                            317,520
===================================================================================
Chemicals--4.0%
         7,100    The Dow Chemical Co.                                      321,275
        15,800    E.I. du Pont de Nemours & Co.                             675,450
         5,100    Rohm & Haas Co.                                           223,380
                                                                        -----------
                                                                          1,220,105
===================================================================================
Commercial Banks--7.8%
        23,600    Bank of America Corp.                                   1,083,004
           500    PNC Financial Services Group, Inc.                         31,885
         9,500    Wachovia Corp.                                            507,300
        12,600    Wells Fargo & Co.                                         791,910
                                                                        -----------
                                                                          2,414,099
===================================================================================
Communications Equipment--0.7%
        12,600    Cisco Systems, Inc. (a)                                   221,004
===================================================================================
Computers & Peripherals--1.6%
         6,400    Dell, Inc. (a)                                            193,024
           460    Hewlett-Packard Co.                                        13,648
         3,300    International Business Machines Corp.                     293,370
                                                                        -----------
                                                                            500,042
===================================================================================
Diversified Financial Services--4.2%
        20,100    Citigroup, Inc.                                           975,855
         8,000    JPMorgan Chase & Co.                                      306,000
                                                                        -----------
                                                                          1,281,855
===================================================================================
Diversified Telecommunication Services--7.7%
        48,500    AT&T, Inc.                                              1,208,135
        36,100    Verizon Communications, Inc.                            1,154,478
                                                                        -----------
                                                                          2,362,613
===================================================================================
Electric Utilities--0.2%
           900    American Electric Power Co., Inc.                          32,886
           490    FirstEnergy Corp.                                          23,010
                                                                        -----------
                                                                             55,896
===================================================================================
Energy Equipment & Services--0.1%
           540    Halliburton Co.                                            34,371
===================================================================================
Food & Staples Retailing--2.1%
        13,300    Wal-Mart Stores, Inc.                                     645,848
===================================================================================
Food Products--4.1%
        14,200    Kraft Foods, Inc.                                         410,948
        12,600    Unilever NV (b)                                           843,948
                                                                        -----------
                                                                          1,254,896
===================================================================================
Health Care Equipment & Supplies--0.4%
         4,400    Boston Scientific Corp. (a)                               116,512
===================================================================================
Health Care Providers & Services--1.3%
         1,400    AmerisourceBergen Corp.                                   112,490
         4,400    Cardinal Health, Inc.                                     281,380
                                                                        -----------
                                                                            393,870
===================================================================================
Hotels, Restaurants & Leisure--0.2%
         1,600    McDonald's Corp.                                           54,160
===================================================================================
Household Products--1.9%
         9,800    Kimberly-Clark Corp.                                      578,004
===================================================================================
IT Services--1.5%
         5,100    Affiliated Computer Services, Inc. Class A (a)            284,478
         4,400    First Data Corp.                                          190,388
                                                                        -----------
                                                                            474,866
===================================================================================
Independent Power Producers & Energy Traders--0.2%
         1,100    Constellation Energy Group, Inc.                           58,289
===================================================================================
Insurance--4.0%
           150    AMBAC Financial Group, Inc.                                11,504
         4,400    American International Group, Inc.                        295,416
         7,100    Chubb Corp.                                               687,564
           230    Metlife, Inc.                                              11,831
         4,300    The St. Paul Travelers Cos., Inc.                         200,079
           320    Torchmark Corp.                                            17,318
                                                                        -----------
                                                                          1,223,712
===================================================================================
Leisure Equipment & Products--0.4%
         7,900    Mattel, Inc.                                              131,535
===================================================================================
Media--9.3%
        23,600    Clear Channel Communications, Inc.                        768,416
         1,900    Gannett Co., Inc.                                         117,078
        48,600    Liberty Media Corp. Class A (a)                           373,248
         7,800    News Corp. Class B                                        121,992
        23,530    Time Warner, Inc.                                         423,070
         3,300    Tribune Co.                                               105,501
        14,200    Viacom, Inc. Class B                                      474,280
        19,800    Walt Disney Co.                                           493,614
                                                                        -----------
                                                                          2,877,199
===================================================================================
Metals & Mining--2.2%
        24,400    Alcoa, Inc.                                               668,804
===================================================================================
Multi-Utilities--0.5%
         1,200    Dominion Resources, Inc.                                   91,140
           900    Public Service Enterprise Group, Inc.                      56,448
                                                                        -----------
                                                                            147,588
===================================================================================
Multiline Retail--0.0%
           230    Federated Department Stores                                14,819
===================================================================================
Oil, Gas & Consumable Fuels--0.1%
           210    Total SA (b)                                               26,185
===================================================================================
Paper & Forest Products--7.2%
        24,600    Georgia-Pacific Corp.                                   1,163,334
        33,000    International Paper Co.                                 1,040,490
                                                                        -----------
                                                                          2,203,824
===================================================================================
Personal Products--0.1%
           900    Avon Products, Inc.                                        24,615
===================================================================================


                FDP SERIES, INC.                  NOVEMBER 30, 2005           25

Schedule of Investments (concluded)                    Van Kampen Value FDP Fund

        Shares
          Held    Common Stocks                                            Value
===================================================================================
Pharmaceuticals--14.0%
        46,200    Bristol-Myers Squibb Co.                              $   997,458
        23,200    GlaxoSmithKline Plc (b)                                 1,150,024
        18,200    Pfizer, Inc.                                              385,840
         8,700    Roche Holding AG (b)                                      653,832
         8,000    Sanofi-Aventis (b)                                        321,680
        22,000    Schering-Plough Corp.                                     425,040
         8,900    Wyeth                                                     369,884
                                                                        -----------
                                                                          4,303,758
===================================================================================
Software--0.5%
         6,200    Microsoft Corp.                                           171,802
===================================================================================
Specialty Retail--0.0%
           195    Best Buy Co., Inc.                                          9,407
===================================================================================
Textiles, Apparel & Luxury
Goods--0.0%
           467    Jones Apparel Group, Inc.                                  13,431
===================================================================================
Thrifts & Mortgage Finance--4.4%
         3,300    Fannie Mae                                                158,565
        19,400    Freddie Mac                                             1,211,530
                                                                        -----------
                                                                          1,370,095
===================================================================================
Tobacco--1.6%
         6,600    Altria Group, Inc.                                        480,414
===================================================================================
Wireless Telecommunication Services--2.3%
        27,800    Sprint Nextel Corp.                                       696,112
-----------------------------------------------------------------------------------
Total Common Stocks (Cost--$26,458,235)--88.2%                           27,138,712
===================================================================================

          Face
        Amount    Short-Term Securities
===================================================================================
Time Deposits--3.6%
    $1,114,123    Brown Brothers Harriman & Co., 3.49% due 12/01/2005     1,114,123
===================================================================================
U.S. Government Obligations**--9.3%
     2,850,000    Fannie Mae, 3.90% due 12/01/2005                        2,850,000
-----------------------------------------------------------------------------------
Total Short-Term Securities (Cost--$3,964,123)--12.9%                     3,964,123
===================================================================================
Total Investments (Cost--$30,422,358*)--101.1%                           31,102,835

Liabilities in Excess of Other Assets--(1.1%)                              (346,959)
                                                                        -----------
Net Assets--100.0%                                                      $30,755,876
                                                                        ===========

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................           $ 30,422,358
                                                                   ============
      Gross unrealized appreciation ....................           $  1,078,748
      Gross unrealized depreciation ....................               (398,271)
                                                                   ------------
      Net unrealized appreciation ......................           $    680,477
                                                                   ============

** U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase.
(a)   Non-income producing security.
(b)   Depositary receipts.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets.

      See Notes to Financial Statements.


26              FDP SERIES, INC.                  NOVEMBER 30, 2005

Schedule of Investments
                    Franklin Templeton Total Return FDP Fund   (in U.S. dollars)

               Face
             Amount    Asset-Backed Securities***                                         Value
==================================================================================================
USD         680,000    Citifinancial Mortgage Securities, Inc. Series 2003-4 Class
                       AF6, 4.493% due 10/25/2033                                      $   655,819
                       Countrywide Asset-Backed Certificates (a):
            500,000        Series 2005-10 Class AF6, 4.915% due 2/25/2036                  485,075
            700,000        Series 2005-11 Class AF4, 5.21% due 9/25/2035                   690,109
            300,000        Series 2005-12 Class 2A5, 5.245% due 2/25/2036                  294,627
--------------------------------------------------------------------------------------------------
                       Total Asset-Backed Securities (Cost -- $2,175,478) -- 5.5%        2,125,630
==================================================================================================

                       Corporate Bonds
==================================================================================================
Aerospace & Defense--0.1%
             50,000    L-3 Communications Corp., 5.875% due 1/15/2015                       48,000
==================================================================================================
Capital Markets--1.2%
            100,000    The Bear Stearns Cos., Inc. Series B, 4.55% due 6/23/2010            97,742
            100,000    Lazard Group, 7.125% due 5/15/2015                                  102,550
            300,000    Morgan Stanley, 4.75% due 4/01/2014                                 285,369
                                                                                       -----------
                                                                                           485,661
==================================================================================================
Chemicals--1.5%
             25,000    BCP Caylux Holdings Luxembourg SCA, 9.625% due 6/15/2014             27,719
             50,000    Nalco Co., 8.875% due 11/15/2013                                     51,875
             50,000    RPM International, Inc., 6.25% due 12/15/2013                        50,092
            200,000    RPM United Kingdom G.P., 6.70% due 11/01/2015                       203,596
             25,000    Rhodia SA, 10.25% due 6/01/2010                                      27,438
            250,000    Yara International ASA, 5.25% due 12/15/2014 (c)                    242,518
                                                                                       -----------
                                                                                           603,238
==================================================================================================
Commercial Banks--0.1%
             50,000    Bank of America Corp., 5.25% due 12/01/2015                          49,769
==================================================================================================
Commercial Services & Supplies--0.5%
             50,000    Allied Waste North America, Inc. Series B, 5.75% due 2/15/2011       47,625
             50,000    Cendant Corp., 7.375% due 1/15/2013                                  54,741
             25,000    Johnsondiversey, Inc. Series B, 9.625% due 5/15/2012                 25,000
             50,000    Waste Management, Inc., 6.50% due 11/15/2008                         51,868
                                                                                       -----------
                                                                                           179,234
==================================================================================================
Construction Materials--0.1%
             25,000    Nortek, Inc., 8.50% due 9/01/2014                                    24,000
==================================================================================================
Containers & Packaging--0.1%
             50,000    Owens Brockway Glass Container, Inc.,
                        6.75% due 12/01/2014                                                47,750
==================================================================================================
Diversified Financial Services--0.5%
             25,000    Ford Motor Credit Co., 7.25% due 10/25/2011                          22,529
             72,000    General Electric Capital Corp., 4.281% due 10/21/2010 (a)            71,986
             50,000    General Motors Acceptance Corp., 6.875% due 9/15/2011                45,176
             50,000    JPMorgan Chase & Co., 5.75% due 1/02/2013                            51,249
                                                                                       -----------
                                                                                           190,940
==================================================================================================
Diversified Telecommunication Services--2.4%
             50,000    Qwest Communications International, Inc., 7.50% due 2/15/2014        50,500
            300,000    SBC Communications, Inc., 4.542% due 11/14/2008 (a)                 300,481
            100,000    Telecom Italia Capital SA, 4.95% due 9/30/2014                       95,329
                       Verizon New York, Inc.:
            350,000        Series A, 6.875% due 4/01/2012                                  363,493
            100,000        Series B, 7.375% due 4/01/2032                                  102,613
                                                                                       -----------
                                                                                           912,416
==================================================================================================
Electric Utilities--1.0%
             25,000    Allegheny Energy Supply, 8.25% due 4/15/2012 (c)                     28,125
             50,000    The Cleveland Electric Illuminating Co., 5.65% due 12/15/2013        50,649
            300,000    Pacific Gas & Electric Co., 6.05% due 3/01/2034                     303,141
                                                                                       -----------
                                                                                           381,915
==================================================================================================
Electronic Equipment & Instruments--0.1%
             25,000    Flextronics International Ltd., 6.50% due 5/15/2013                  25,250
==================================================================================================
Food Products--0.6%
            200,000    Bunge Ltd. Finance Corp., 5.875% due 5/15/2013                      204,524
             25,000    Smithfield Foods, Inc., 7.75% due 5/15/2013                          26,500
                                                                                       -----------
                                                                                           231,024
==================================================================================================
Gas Utilities--0.1%
             25,000    El Paso Natural Gas Co. Series A, 7.625% due 8/01/2010               26,014
==================================================================================================
Health Care Providers & Services--0.1%
             25,000    DaVita, Inc., 7.25% due 3/15/2015                                    25,531
             25,000    Fresenius Medical Care Capital Trust IV, 7.875% due 6/15/2011        26,687
                                                                                       -----------
                                                                                            52,218
==================================================================================================
Hotels, Restaurants & Leisure--0.3%
             50,000    MGM Mirage, 6.625% due 7/15/2015 (c)                                 49,375
             25,000    Pinnacle Entertainment, Inc., 8.75% due 10/01/2013                   26,375
             25,000    Royal Caribbean Cruises, 7.25% due 3/15/2018                         26,563
             25,000    Station Casinos, Inc., 6.875% due 3/01/2016                          25,375
                                                                                       -----------
                                                                                           127,688
==================================================================================================
Household Durables--0.1%
             50,000    DR Horton, Inc, 7.875% due 8/15/2011                                 54,129
==================================================================================================
Household Products--0.1%
             25,000    Spectrum Brands, Inc., 7.375% due 2/01/2015                          21,625
==================================================================================================
IT Services--0.1%
             50,000    Sungard Data Systems, Inc., 9.125% due 8/15/2013 (c)                 51,750
==================================================================================================
Independent Power Producers & Energy Traders--0.4%
             50,000    Calpine Corp., 8.50% due 7/15/2010 (c)                               37,687
             25,000    Dynegy Holdings, Inc., 10.125% due 7/15/2013 (c)                     28,000
            100,000    TXU Corp., 5.55% due 11/15/2014                                      94,093
                                                                                       -----------
                                                                                           159,780
==================================================================================================
Industrial Conglomerates--0.2%
             50,000    Hutchison Whampoa International (03/33) Ltd.,
                       7.45% due 11/24/2033 (c)                                             56,636
==================================================================================================


                FDP SERIES, INC.                  NOVEMBER 30, 2005           27

                    Franklin Templeton Total Return FDP Fund   (in U.S. dollars)

               Face
             Amount    Corporate Bonds                                                    Value
==================================================================================================
Machinery--0.2%
USD          50,000    Case New Holland, Inc., 9.25% due 8/01/2011                     $    53,000
             25,000    Commercial Vehicle Group, Inc., 8% due 7/01/2013 (c)                 24,562
                                                                                       -----------
                                                                                            77,562
==================================================================================================
Media--2.3%
             25,000    AMC Entertainment, Inc., 9.875% due 2/01/2012                        24,562
            200,000    BSKYB Finance UK Plc, 6.50% due 10/15/2035 (c)                      199,143
             25,000    CSC Holdings Inc., 7.625% due 7/15/2018                              23,750
             25,000    Charter Communications Holdings II LLC, 10.25% due 9/15/2010         24,875
            300,000    Comcast Corp., 6.50% due 11/15/2035                                 301,883
             25,000    Dex Media West LLC, 9.875% due 8/15/2013                             27,656
             25,000    DirecTV Holdings LLC, 6.375% due 6/15/2015                           24,531
             50,000    Echostar DBS Corp., 6.375% due 10/01/2011                            48,375
             25,000    Intelsat Bermuda Ltd., 8.25% due 1/15/2013 (c)                       25,000
             25,000    LIN Television Corp., 6.50% due 5/15/2013                            23,938
             25,000    Lamar Media Corp., 7.25% due 1/01/2013                               25,750
             50,000    Liberty Media Corp., 5.70% due 5/15/2013                             45,604
            100,000    News America, Inc., 5.30% due 12/15/2014                             98,704
                                                                                       -----------
                                                                                           893,771
==================================================================================================
Metals & Mining--0.1%
             25,000    Novelis, Inc., 7.25% due 2/15/2015                                   23,375
==================================================================================================
Multi-Utilities--1.5%
             75,000    CenterPoint Energy, Inc., 7.25% due 9/01/2010                        80,317
            300,000    Dominion Resources, Inc. Series C, 5.15% due 7/15/2015              289,663
            200,000    PSEG Funding Trust, 5.381% due 11/16/2007                           200,586
                                                                                       -----------
                                                                                           570,566
==================================================================================================
Oil, Gas & Consumable Fuels--0.3%
             50,000    Chesapeake Energy Corp., 6.25% due 1/15/2018                         47,875
             50,000    El Paso Corp., 7.875% due 6/15/2012                                  50,625
             25,000    Kerr-McGee Corporation, 6.95% due 7/01/2024                          26,031
                                                                                       -----------
                                                                                           124,531
==================================================================================================
Paper & Forest Products--0.3%
             25,000    JSG Funding Plc, 7.75% due 4/01/2015                                 20,500
            100,000    Weyerhaeuser Co., 7.375% due 3/15/2032                              107,460
                                                                                       -----------
                                                                                           127,960
==================================================================================================
Real Estate--0.5%
             65,000    Colonial Realty LP, 5.50% due 10/01/2015                             62,740
             50,000    EOP Operating LP, 4.65% due 10/01/2010                               48,313
             50,000    Host Marriott LP, 7.125% due 11/01/2013                              51,875
             50,000    iStar Financial, Inc., 6% due 12/15/2010                             50,669
                                                                                       -----------
                                                                                           213,597
==================================================================================================
Specialty Retail--0.1%
             25,000    GSC Holdings Corp., 8% due 10/01/2012 (c)                            24,125
==================================================================================================
Thrifts & Mortgage Finance--0.1%
             50,000    Washington Mutual Bank FA, 5.65% due 8/15/2014                       50,083
==================================================================================================
Wireless Telecommunication Services--0.2%
             25,000    Dobson Cellular Systems, 9.875% due 11/01/2012                       27,687
             25,000    Millicom International Cellular SA, 10% due 12/01/2013               25,844
             25,000    Rogers Wireless Communications, Inc., 7.25% due 12/15/2012           26,281
                                                                                       -----------
                                                                                            79,812
--------------------------------------------------------------------------------------------------
                       Total Corporate Bonds (Cost--$5,963,531)--15.2%                   5,914,419
==================================================================================================

                       Foreign Government Obligations
==================================================================================================
CAD          50,000    Canadian Government Bond, 3% due 6/01/2006                           42,680
                       Indonesia Recapitalization Bond:
IDR     600,000,000        14.25% due 6/15/2013                                             59,820
        300,000,000        Series FR02,14% due 6/15/2009                                    30,284
        650,000,000    Indonesia Treasury Bond Series FR32, 15% due 7/15/2018               65,129
                       Kingdom of Thailand Series 364:
THB       1,000,000        3%* due 5/18/2006                                                23,897
          1,000,000        3.20%* due 5/25/2006                                             23,882
          2,850,000        3.25%* due 8/24/2006                                             67,500
MYR       1,100,000    Malaysia Government Bond Series 2/88, 6.45% due 7/01/2008           311,510
NZD         140,000    New Zealand Government Bond, 6% due 4/15/2015                        99,423
NOK         200,000    Norway Government Bond, 6.75% due 1/15/2007                          30,938
USD          96,250    Republic of Argentina, 4.005% due 8/03/2012                          85,929
ISK       1,800,000    Republic of Austria, 9% due 9/15/2006                                28,415
SGD         170,000    Singapore Government Bond, 4% due 3/01/2007                         102,080
SEK         200,000    Swedish Government Bond, 8% due 8/15/2007                            27,016
--------------------------------------------------------------------------------------------------
                       Total Foreign Government Obligations (Cost--$1,003,454)--2.5%       998,503
==================================================================================================

                       Government & Agency Obligations
==================================================================================================
                       Fannie Mae:
USD         500,000        4.25% due 7/15/2007                                             496,561
          1,000,000        4.25% due 8/15/2010                                             977,161
            500,000        4.375% due 10/15/2015                                           478,963
            400,000        5% due 4/15/2015                                                402,732
            200,000        6.25% due 5/15/2029                                             230,023
            200,000        6.625% due 11/15/2030                                           241,131
          1,000,000        7.25% due 1/15/2010                                           1,092,911
          1,250,000        Series 1, 4.25% due 9/15/2007                                 1,240,469


28              FDP SERIES, INC.                  NOVEMBER 30, 2005

                    Franklin Templeton Total Return FDP Fund   (in U.S. dollars)

               Face
             Amount    Government & Agency Obligations                                    Value
==================================================================================================
USD         500,000    Federal Home Loan Bank System, 3.875% due 8/22/2008             $   489,162
                       Freddie Mac:
          2,000,000        4% due 8/17/2007                                              1,977,312
          2,500,000        4.125% due 7/12/2010                                          2,432,478
            700,000        4.375% due 11/16/2007                                           695,743
            500,000        4.375% due 7/17/2015                                            479,690
            700,000        4.75% due 11/17/2015                                            689,627
            500,000        5.50% due 9/15/2011                                             516,407
             30,000        6.25% due 7/15/2032                                              34,841
                       U.S. Treasury Bonds:
            250,000        5.25% due 2/15/2029                                             265,859
            150,000        6.125% due 11/15/2027                                           176,695
            100,000        6.25% due 8/15/2023                                             117,012
            250,000        6.25% due 5/15/2030                                             302,822
            400,000        6.875% due 8/15/2025                                            504,203
                       U.S. Treasury Notes,:
            550,000        3.625% due 6/30/2007                                            543,404
            250,000        3.75% due 5/15/2008                                             246,182
            200,000        3.875% due 7/31/2007                                            198,266
            800,000        4% due 8/31/2007                                                794,313
          1,000,000        4.125% due 8/15/2008                                            993,359
            200,000        4.125% due 8/15/2010                                            197,375
--------------------------------------------------------------------------------------------------
                       Total Government & Agency Obligations
                       (Cost--$17,031,708)--43.2%                                       16,814,701
==================================================================================================

                       Government Agency
                       Mortgage-Backed Securities***
==================================================================================================
                       Fannie Mae Guaranteed Pass-Through Certificates:
            283,710        4.026% due 4/01/2035 (a)                                        279,045
             69,438        4.682% due 5/01/2033 (a)                                         69,232
          1,481,704        5.00% due 7/01/2035 - 9/01/2035                               1,425,836
            800,000        5.066% due 10/01/2032 (a)                                       813,545
          4,263,907        5.50% due 11/01/2034 - 12/15/2035 (b)                         4,200,158
          1,300,943        6.00% due 4/01/2035 - 6/01/2035                               1,308,939
                       Freddie Mac Mortgage Participation Certificates:
            800,000        4.222% due 11/01/2027 (a)                                       804,216
            394,892        4.50% due 9/01/2020                                             382,009
            459,529        4.737% due 9/01/2032 (a)                                        459,779
            500,000        5.00% due 11/01/2035                                            480,992
            698,217        5.254% due 4/01/2032 (a)                                        714,785
--------------------------------------------------------------------------------------------------
                       Total Government Agency Mortgage-Backed Securities
                       (Cost--$11,003,375)--28.1%                                       10,938,536
==================================================================================================

                       Non-Government Agency
                       Mortgage-Backed Securities***
==================================================================================================
Collateralized Mortgage Obligations--2.3%
            900,000    Greenwich Capital Commercial Funding Corp.
                            Series 2004-GG1 Class A7, 5.317% due 6/10/2036 (a)             901,762
--------------------------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities--4.9%
          1,000,000    Citigroup/Deutsche Bank Commercial
                            Mortgage Trust Series 2005-C1 Class A4,
                            5.224% due 9/15/2020 (a)                                     1,000,783
==================================================================================================
                       Total Non-Government Agency Mortgage-Backed Securities
                       (Cost--$1,926,366)--4.9%                                          1,902,545
==================================================================================================

                       Short-Term Securities
==================================================================================================
Time Deposits--5.3%
          2,079,530    Brown Brothers Harriman & Co., 3.49% due 12/01/2005               2,079,530
--------------------------------------------------------------------------------------------------
                       Total Short-Term Securities (Cost--$2,079,530)--5.3%              2,079,530
==================================================================================================
Total Investments (Cost--$41,183,442**)--104.7%                                         40,773,864

Liabilities in Excess of Other Assets--(4.7%)                                           (1,833,332)
                                                                                       -----------
Net Assets--100.0%                                                                     $38,940,532
                                                                                       ===========

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
** The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................       $ 41,183,442
                                                                   ============
      Gross unrealized appreciation ........................       $     52,863
      Gross unrealized depreciation ........................           (462,441)
                                                                   ------------
      Net unrealized depreciation ..........................       $   (409,578)
                                                                   ============

*** Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(a)   Floating rate note.
(b) All or a portion of the security represents a "to-be-announced" transaction, with a commitment to purchase the security for which all specific information is not available at this time.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.


                FDP SERIES, INC.                  NOVEMBER 30, 2005           29

Schedule of Investments (concluded)
                    Franklin Templeton Total Return FDP Fund   (in U.S. dollars)

o     Swaps outstanding as of November 30, 2005 were as follows:

      --------------------------------------------------------------------------------------
                                                                                Unrealized
                                                                Notional       Appreciation
                                                                 Amount       (Depreciation)
      --------------------------------------------------------------------------------------
      Sold credit default protection on Dow Jones
        CDX North America Investment Grade Index
        Series 4 and receive 0.40%
        Broker, JPMorgan Chase Bank
        Expires June 2010                                     $1,000,000            $  (261)
      Sold credit default protection on Dow Jones CDX
        North America High Yield Index Series and
        receive 2.0%
        Broker, JPMorgan Chase Bank
        Expires December 2010                                 $1,000,000             (1,725)
      Bought credit default protection on Dow Jones
        CDX North America High Yield Index Series
      and pay 2.0%
        Broker, JPMorgan Chase Bank
        Expires December 2010                                 $1,000,000              3,117
      Bought credit default protection on Verizon Global
        Funding Corp. and pay 0.44%
        Broker, JPMorgan Chase Bank
        Expires December 2010                                 $  300,000               (541)
      --------------------------------------------------------------------------------------
      Total                                                                         $   590
                                                                                    =======

o     Forward exchange contracts as of November 30, 2005 were as follows:

      --------------------------------------------------------------------------------------
                                                                                Unrealized
      Foreign Currency                                         Settlement      Appreciation
      Purchased                                                   Date        (Depreciation)
      --------------------------------------------------------------------------------------
      KRW     660,500,000                                       May 2006            $ 4,308
      PLN       1,150,000                                       May 2006              8,605
      KRW     242,000,000                                      June 2006               (600)
      SEK         725,000                                      June 2006             (5,443)
      --------------------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign
      Exchange Contracts--Net (USD Commitment--$1,306,333)                          $ 6,870
                                                                                    =======

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industry classifications are shown as a percent of net assets.

o     Currency Abbreviations:

      CAD       Canadian Dollar
      IDR       Indonesian Rupiah
      ISK       Icelandic Crona
      KRW       Korean Won
      MYR       Malaysian Ringgit
      NOK       Norwegian Krone
      NZD       New Zealand Dollar
      PLN       Polish Zloty
      SEK       Swedish Krona
      SGD       Singapore Dollar
      THB       Thailand Baht
      USD       U.S. Dollar

      See Notes to Financial Statements


30              FDP SERIES, INC.                  NOVEMBER 30, 2005

Statements of Assets and Liabilities

                                                                                 MFS                         Van          Franklin
                                                                               Research      Marsico        Kampen        Templeton
                                                                             International    Growth         Value      Total Return
As of November 30, 2005                                                        FDP Fund      FDP Fund      FDP Fund       FDP Fund
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value* .   $34,662,921   $30,664,719    $31,102,835   $40,773,864
                       Cash ..............................................            --        10,226          3,364         5,471
                       Foreign cash** ....................................       119,014            --             --            --
                       Unrealized appreciation on swaps ..................            --            --             --         3,117
                       Unrealized appreciation on forward foreign
                        exchange contracts ...............................           205            --             --        12,913
                       Swap premiums paid ................................            --            --             --        10,710
                       Receivables:
                          Capital shares sold ............................       738,198       645,113        648,579       690,458
                          Securities sold ................................       103,815            --         29,300            --
                          Dividends ......................................        39,673         5,629         68,151            --
                          Interest .......................................            --           245            108       377,276
                          Principal paydowns .............................            --            --             --        58,522
                          Swaps ..........................................            --            --             --           671
                       Other assets ......................................         4,481         9,363             --        30,320
                                                                             ------------------------------------------------------
                       Total assets ......................................    35,668,307    31,335,295     31,852,337    41,963,322
                                                                             ------------------------------------------------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward foreign
                        exchange contracts ...............................             2            --             --         6,043
                       Unrealized depreciation on swaps ..................            --            --             --         2,527
                       Swap premiums received ............................            --            --             --        17,550
                       Payables:
                          Securities purchased ...........................       186,945            --      1,023,463     2,921,547
                          Custodian ......................................        64,162            --             --            --
                          Distributor ....................................        21,133        18,691         18,268        18,282
                          Investment adviser .............................        20,777        16,466         14,061         9,316
                          Capital shares redeemed ........................        16,391        15,316         11,842        14,862
                          Other affiliates ...............................         3,020         2,974          6,820         3,824
                          Dividends to shareholders ......................            --            --             --        20,724
                          Swaps ..........................................            --            --             --         8,115
                       Accrued expenses and other liabilities ............            --            --         22,007            --
                                                                             ------------------------------------------------------
                       Total liabilities .................................       312,430        53,447      1,096,461     3,022,790
                                                                             ------------------------------------------------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................   $35,355,877   $31,281,848    $30,755,876   $38,940,532
                                                                             ======================================================
====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
                       Accumulated investment loss--net/Undistributed
                        investment income--net/ Accumulated distributions
                        in excess of investment income--net ..............   $   (46,893)  $   (87,253)   $    29,815   $    (3,109)
                       Undistributed (accumulated) realized capital gains
                        (losses)--net ....................................       (19,045)     (151,280)         1,554       (33,081)
                       Unrealized appreciation (depreciation)--net .......     1,151,649     1,666,075        680,477      (402,145)
                                                                             ------------------------------------------------------
                       Total accumulated earnings (losses)--net ..........     1,085,711     1,427,542        711,846      (438,335)
                                                                             ------------------------------------------------------
                       Class A Common Stock, $.10 par value, 100,000,000
                        shares authorized ................................        51,727        44,582         45,349        60,178
                       Class B Common Stock, $.10 par value, 100,000,000
                        shares authorized ................................        18,090        15,795         17,543        13,791
                       Class C Common Stock, $.10 par value, 100,000,000
                        shares authorized ................................       238,326       212,266        216,385       287,957
                       Class I Common Stock, $.10 par value, 100,000,000
                        shares authorized ................................        25,098        24,720         24,764        34,216
                       Paid in capital in excess of par ..................    33,936,925    29,556,943     29,739,989    38,982,725
                                                                             ------------------------------------------------------
                       Net Assets ........................................   $35,355,877   $31,281,848    $30,755,876   $38,940,532
                                                                             ======================================================


                FDP SERIES, INC.                  NOVEMBER 30, 2005           31

Statements of Assets and Liabilities (concluded)

                                                                                 MFS                         Van          Franklin
                                                                               Research      Marsico        Kampen        Templeton
                                                                             International    Growth         Value      Total Return
As of November 30, 2005                                                        FDP Fund      FDP Fund      FDP Fund       FDP Fund
====================================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
                       Class A:
                          Net assets .....................................   $ 5,497,517   $ 4,698,420    $ 4,596,321   $ 5,915,605
                                                                             ======================================================
                          Shares outstanding .............................       517,267       445,819        453,490       601,777
                                                                             ======================================================
                          Net asset value per share ......................   $     10.63   $     10.54    $     10.14   $      9.83
                                                                             ======================================================
                       Class B:
                          Net assets .....................................   $ 1,918,448   $ 1,660,492    $ 1,773,590   $ 1,355,726
                                                                             ======================================================
                          Shares outstanding .............................       180,897       157,950        175,429       137,911
                                                                             ======================================================
                          Net asset value per share ......................   $     10.61   $     10.51    $     10.11   $      9.83
                                                                             ======================================================
                       Class C:
                          Net assets .....................................   $25,269,789   $22,315,630    $21,874,480   $28,306,782
                                                                             ======================================================
                          Shares outstanding .............................     2,383,262     2,122,662     2,163,845     2,879,573
                                                                             ======================================================
                          Net asset value per share ......................   $     10.60       $ 10.51       $ 10.11        $ 9.83
                                                                             ======================================================
                       Class I:
                          Net assets .....................................   $ 2,670,123   $ 2,607,306    $ 2,511,485   $ 3,362,419
                                                                             ======================================================
                          Shares outstanding .............................       250,980       247,196        247,635       342,159
                                                                             ======================================================
                          Net asset value per share ......................   $     10.64       $ 10.55        $ 10.14        $ 9.83
                                                                             ======================================================
                          * Identified cost for unaffiliated securities ..   $33,510,855   $28,998,644    $30,422,358   $41,183,442
                                                                             ======================================================
                         ** Cost .........................................   $   118,883            --             --            --
                                                                             ======================================================

      See Notes to Financial Statements.


32              FDP SERIES, INC.                  NOVEMBER 30, 2005

Statements of Operations

                                                                                 MFS                         Van          Franklin
                                                                               Research      Marsico        Kampen        Templeton
                                                                             International    Growth         Value      Total Return
For the Period July 27, 2005+ to November 30, 2005                             FDP Fund      FDP Fund      FDP Fund       FDP Fund
====================================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
                       Dividends* ........................................   $   114,701   $     30,480   $   145,540   $        --
                       Interest ..........................................        24,215         38,306        33,142       354,376
                                                                             -------------------------------------------------------
                       Total income ......................................       138,916         68,786       178,682       354,376
                                                                             -------------------------------------------------------
====================================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................        62,068         48,603        41,617        30,458
                       Account maintenance and distribution fees--Class C.        47,083         41,130        39,971        41,521
                       Offering costs ....................................        37,076         39,090        32,435        37,630
                       Accounting services ...............................        17,827         18,726        15,542        20,005
                       Custodian fees ....................................        16,249          2,038         3,127         2,317
                       Printing and shareholder reports ..................         5,765          4,392         2,085         5,641
                       Transfer agent fees--Class C ......................         4,471          2,746         7,227         3,469
                       Account maintenance and distribution fees--Class B.         3,784          3,298         3,548         1,916
                       Professional fees .................................         2,547          2,233         1,165         2,673
                       Account maintenance fees--Class A .................         2,447          2,066         2,022         2,615
                       Registration fees .................................         2,263          3,096         2,694         3,467
                       Pricing services ..................................         2,151            421           416         3,302
                       Directors' fees and expenses ......................         1,852          2,274         2,258         2,348
                       Transfer agent fees--Class I ......................           879            501         1,799           772
                       Transfer agent fees--Class A ......................           734            360         1,287           480
                       Transfer agent fees--Class B ......................           366            222           650           167
                       Other .............................................         5,236          3,338         4,293         3,500
                                                                             -------------------------------------------------------
                       Total expenses before waiver ......................       212,798        174,534       162,136       162,281
                       Waiver of expenses ................................       (26,989)       (18,495)      (13,269)       (8,467)
                                                                             -------------------------------------------------------
                       Total expenses after waiver .......................       185,809        156,039       148,867       153,814
                                                                             -------------------------------------------------------
                       Investment income (loss)--net .....................       (46,893)       (87,253)       29,815       200,562
                                                                             -------------------------------------------------------
====================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
------------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ...............................         8,802       (151,280)        1,554       (34,877)
                          Futures contracts and swaps--net ...............            --             --            --           737
                          Foreign currency transactions--net .............       (27,847)            --            --         1,059
                                                                             -------------------------------------------------------
                       Total realized gain (loss)--net ...................       (19,045)      (151,280)        1,554       (33,081)
                                                                             -------------------------------------------------------
                       Unrealized appreciation/depreciation on:
                          Investments--net ...............................     1,152,066      1,666,075       680,477      (409,578)
                          Foreign currency transactions--net .............          (417)            --            --         6,843
                          Futures contracts and swaps--net ...............            --             --            --           590
                                                                             -------------------------------------------------------
                       Total unrealized appreciation/depreciation--net ...     1,151,649      1,666,075       680,477      (402,145)
                                                                             -------------------------------------------------------
                       Total realized and unrealized gain (loss)--net ....     1,132,604      1,514,795       682,031      (435,226)
                                                                             -------------------------------------------------------
                       Net Increase (Decrease) in Net Assets Resulting
                        from Operations ..................................   $ 1,085,711   $  1,427,542   $   711,846   $  (234,664)
                                                                             =======================================================
                          * Withholding tax ..............................   $     4,396   $         10   $     1,244            --
                                                                             =======================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                FDP SERIES, INC.                  NOVEMBER 30, 2005           33

Statements of Changes in Net Assets

                                                                                For the Period July 27, 2005+ to November 30, 2005
                                                                             -------------------------------------------------------
                                                                                 MFS                         Van          Franklin
                                                                               Research       Marsico       Kampen        Templeton
                                                                             International    Growth         Value      Total Return
Increase (Decrease) in Net Assets:                                             FDP Fund      FDP Fund      FDP Fund       FDP Fund
====================================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------------------
                       Investment income (loss)--net .....................   $   (46,893)  $    (87,253)  $    29,815   $   200,562
                       Realized gain (loss)--net .........................       (19,045)      (151,280)        1,554       (33,081)
                       Unrealized appreciation/depreciation--net .........     1,151,649      1,666,075       680,477      (402,145)
                                                                             --------------------------- ---------------------------
                       Net increase (decrease) in net assets resulting
                        from operations ..................................     1,085,711      1,427,542       711,846      (234,664)
                                                                             -------------------------------------------------------
====================================================================================================================================
Dividends to Shareholders
------------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................            --             --            --       (32,303)
                          Class B ........................................            --             --            --        (6,532)
                          Class C ........................................            --             --            --      (130,818)
                          Class I ........................................            --             --            --       (34,018)
                                                                             -------------------------------------------------------
                       Net decrease in net assets resulting from dividends
                        to shareholders ..................................            --             --            --      (203,671)
                                                                             -------------------------------------------------------
====================================================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from capital
                        share transactions ...............................    34,243,077     29,829,306    30,019,030    39,353,867
                                                                             -------------------------------------------------------
====================================================================================================================================
Redemption Fees
------------------------------------------------------------------------------------------------------------------------------------
                       Redemption fees ...................................         2,089             --            --            --
                                                                             -------------------------------------------------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................    35,330,877     31,256,848    30,730,876    38,915,532
                       Beginning of period ...............................        25,000         25,000        25,000        25,000
                                                                             -------------------------------------------------------
                       End of period* ....................................   $35,355,877    $31,281,848   $30,755,876   $38,940,532
                                                                             =======================================================
                          * Accumulated investment loss--net/Undistributed
                             investment income--net/Accumulated
                             distributions in excess of investment
                             income--net .................................   $   (46,893)  $    (87,253)  $    29,815   $    (3,109)
                                                                             =======================================================

+     Commencement of operations.

      See Notes to Financial Statements.


34              FDP SERIES, INC.                  NOVEMBER 30, 2005

Financial Highlights                                                     Class A

                                                                                 For the Period July 27, 2005+ to November 30, 2005
                                                                               -----------------------------------------------------
                                                                                  MFS                        Van        Franklin
                                                                                Research       Marsico      Kampen      Templeton
The following per share data and ratios have been derived                     International    Growth        Value    Total Return
from information provided in the financial statements.                          FDP Fund      FDP Fund     FDP Fund     FDP Fund
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..............     $ 10.00        $ 10.00       $ 10.00       $ 10.00
                                                                               ==================================================
                       Investment income (loss)--net** ...................        (.01)          (.03)          .04           .10
                       Realized and unrealized gain (loss)--net ..........         .64***         .57           .10          (.18)
                                                                               --------------------------------------------------
                       Total from investment operations ..................         .63            .54           .14          (.08)
                                                                               --------------------------------------------------
                       Less dividends from investment income--net ........          --             --            --          (.09)
                                                                               --------------------------------------------------
                       Net asset value, end of period ....................     $ 10.63        $ 10.54       $ 10.14       $  9.83
                                                                               ==================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ................        6.30%@         5.40%@        1.40%@        (.76%)@
                                                                               ==================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ...........................        2.15%*         2.03%*        1.95%*        1.63%*
                                                                               ==================================================
                       Expenses ..........................................        2.48%*         2.26%*        2.12%*        1.69%*
                                                                               ==================================================
                       Investment income (loss)--net .....................        (.15%)*        (.92%)*       1.07%*        3.04%*
                                                                               ==================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..........     $ 5,498        $ 4,698       $ 4,596       $ 5,916
                                                                               ==================================================
                       Portfolio turnover ................................       33.02%         15.07%         1.96%        21.99%
                                                                               ==================================================

*     Annualized
**    Based on average shares outstanding.
***   Includes redemption fees, which are less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                FDP SERIES, INC.                  NOVEMBER 30, 2005           35

Financial Highlights (continued)                                         Class B

                                                                                 For the Period July 27, 2005+ to November 30, 2005
                                                                               -----------------------------------------------------
                                                                                  MFS                        Van        Franklin
                                                                                Research       Marsico      Kampen      Templeton
The following per share data and ratios have been derived                     International    Growth        Value    Total Return
from information provided in the financial statements.                          FDP Fund      FDP Fund     FDP Fund     FDP Fund
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..............     $ 10.00        $ 10.00       $ 10.00       $ 10.00
                                                                               ==================================================
                       Investment income (loss)--net** ...................        (.03)          (.06)          .01           .08
                       Realized and unrealized gain (loss)--net ..........         .64***         .57           .10          (.17)
                                                                               --------------------------------------------------
                       Total from investment operations ..................         .61            .51           .11          (.09)
                                                                               --------------------------------------------------
                       Less dividends from investment income--net ........          --             --            --          (.08)
                                                                               --------------------------------------------------
                       Net asset value, end of period ....................     $ 10.61        $ 10.51       $ 10.11       $  9.83
                                                                               ==================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ................        6.10%@         5.10%@        1.10%@        (.93%)@
                                                                               ==================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ...........................        2.93%*         2.81%*        2.73%*        2.15%*
                                                                               ==================================================
                       Expenses ..........................................        3.28%*         3.06%*        2.92%*        2.20%*
                                                                               ==================================================
                       Investment income (loss)--net .....................        (.92%)*       (1.69%)*        .25%*        2.52%*
                                                                               ==================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..........     $ 1,918        $ 1,660       $ 1,774       $ 1,356
                                                                               ==================================================
                       Portfolio turnover ................................       33.02%         15.07%         1.96%        21.99%
                                                                               ==================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fees, which are less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


36              FDP SERIES, INC.                  NOVEMBER 30, 2005

Financial Highlights (continued)                                         Class C

                                                                                For the Period July 27, 2005+ to November 30, 2005
                                                                              ------------------------------------------------------
                                                                                  MFS                        Van        Franklin
                                                                                Research       Marsico      Kampen      Templeton
The following per share data and ratios have been derived                     International    Growth        Value    Total Return
from information provided in the financial statements.                          FDP Fund      FDP Fund     FDP Fund     FDP Fund
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..............     $ 10.00        $ 10.00       $ 10.00       $ 10.00
                                                                               ==================================================
                       Investment income (loss)--net** ...................        (.03)          (.06)          .01           .08
                       Realized and unrealized gain (loss)--net ..........         .63***         .57           .10          (.17)
                                                                               --------------------------------------------------
                       Total from investment operations ..................         .60            .51           .11          (.09)
                                                                               --------------------------------------------------
                       Less dividends from investment income--net ........          --             --            --          (.08)
                                                                               --------------------------------------------------
                       Net asset value, end of period ....................     $ 10.60        $ 10.51       $ 10.11       $  9.83
                                                                               ==================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ................       6.00%@         5.10%@        1.10%@         (.95%)@
                                                                               ==================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ...........................        2.92%*         2.80%*        2.73%*        2.19%*
                                                                               ==================================================
                       Expenses ..........................................        3.25%*         3.05%*        2.90%*        2.25%*
                                                                               ==================================================
                       Investment income (loss)--net .....................        (.94%)*       (1.69%)*        .29%*        2.48%*
                                                                               ==================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..........     $25,270        $22,316       $21,874       $28,307
                                                                               ==================================================
                       Portfolio turnover ................................       33.02%         15.07%         1.96%        21.99%
                                                                               ==================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fees, which are less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                FDP SERIES, INC.                  NOVEMBER 30, 2005           37

Financial Highlights (concluded)                                         Class I

                                                                                For the Period July 27, 2005+ to November 30, 2005
                                                                              ------------------------------------------------------
                                                                                  MFS                        Van         Franklin
                                                                                Research       Marsico      Kampen       Templeton
The following per share data and ratios have been derived                     International    Growth        Value     Total Return
from information provided in the financial statements.                          FDP Fund      FDP Fund     FDP Fund      FDP Fund
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..............     $ 10.00        $ 10.00       $ 10.00       $ 10.00
                                                                               ==================================================
                       Investment income (loss)--net** ...................         .01           (.02)          .04           .10
                       Realized and unrealized gain (loss)--net ..........         .63***         .57           .10          (.17)
                                                                               --------------------------------------------------
                       Total from investment operations ..................         .64            .55           .14          (.07)
                                                                               --------------------------------------------------
                       Less dividends from investment income--net ........          --             --            --          (.10)
                                                                               --------------------------------------------------
                       Net asset value, end of period ....................     $ 10.64        $ 10.55       $ 10.14       $  9.83
                                                                               ==================================================
====================================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ................        6.40%@         5.50%@        1.40%@        (.67%)@
                                                                               ==================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ...........................        1.91%*         1.82%*        1.84%*        1.54%*
                                                                               ==================================================
                       Expenses ..........................................        2.76%*         2.51%*        2.39%*        1.94%*
                                                                               ==================================================
                       Investment income (loss)--net .....................         .26%*         (.59%)*       1.11%*        2.98%*
                                                                               ==================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..........     $ 2,670        $ 2,607       $ 2,511       $ 3,362
                                                                               ==================================================
                       Portfolio turnover ................................       33.02%         15.07%         1.96%        21.99%
                                                                               ==================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fees, which are less than $.01 per share.
+     Commencement of operations.
++    Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


38              FDP SERIES, INC.                  NOVEMBER 30, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

MFS Research International FDP Fund, Marsico Growth FDP Fund, Van Kampen Value FDP Fund and Franklin Templeton Total Return FDP Fund (the "Funds" or individually as the "Fund") are each a series of FDP Series, Inc. (the "Corporation") and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal recurring nature. Each of the Funds offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Corporation.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Corporation under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Corporation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements a Funds from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Corporation.

Equity securities that are held by the Funds, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Corporation. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Corporation. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Funds' net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the


                FDP SERIES, INC.                  NOVEMBER 30, 2005           39
value of such securities, those securities may be valued at their fair value as determined in good faith by the Corporation's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Corporation's Board of Directors.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- Each Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

o Forward foreign exchange contracts -- Each Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- Each Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Options -- Each Fund may write and purchase covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may invest in foreign securities, which may involve


40              FDP SERIES, INC.                  NOVEMBER 30, 2005
a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is each of the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Offering costs -- Offering costs are amortized over a 12-month period beginning with the commencement of operations of each Fund.

(g) Dividends and distributions -- For MFS Research International FDP Fund, Marsico Growth FDP Fund and Van Kampen Value FDP Fund, dividends and distributions paid by the Funds are recorded on the ex-dividend dates. For Franklin Templeton Total Return FDP Fund, dividends from net investment income are declared daily and paid monthly and distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- Each Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian -- The MFS Research International FDP Fund recorded an amount payable to the custodian resulting from a timing difference of a security transaction settlement.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Corporation, on behalf of each Fund, has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of each of the Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. For such services, FAM receives at the end of each month a fee with respect to each Fund at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.

--------------------------------------------------------------------------------
                                                                      Investment
                                                                       Advisory
                                                                         Fee
--------------------------------------------------------------------------------
MFS Research International FDP Fund ................................    .90%
Marsico Growth FDP Fund ............................................    .80%
Van Kampen Value FDP Fund ..........................................    .70%
Franklin Templeton Total Return FDP Fund ...........................    .40%
--------------------------------------------------------------------------------


                FDP SERIES, INC.                  NOVEMBER 30, 2005           41

FAM has also entered into a Sub-Advisory Agreement on behalf of each Fund. FAM will pay each sub-adviser a fee out of FAM's management fee at the following rates, based on each Fund's average daily net assets:

--------------------------------------------------------------------------------
                                                                         Sub-
                                                                       Advisory
                                Sub-Adviser                              Fee
--------------------------------------------------------------------------------
MFS Research                    Massachusetts Financial
International FDP Fund ......   Services Company                        .45%
--------------------------------------------------------------------------------
Marsico Growth                  Marsico Capital
FDP Fund ....................   Management, LLC                         .40%
--------------------------------------------------------------------------------
Van Kampen Value                Van Kampen Asset
FDP Fund ....................   Management                              .35%
--------------------------------------------------------------------------------
Franklin Templeton Total
Return FDP Fund .............   Franklin Advisers, Inc.                 .25%
--------------------------------------------------------------------------------

There was no increase in the aggregate fees paid by the Funds for these services.

FAM has agreed to voluntarily waive a portion of its fees so that each class of shares of the Funds' total annual operating expenses (excluding distribution and/or account maintenance fees) will not exceed 1.95%. For the period July 27, 2005 to November 30, 2005, FAM waived expenses for each Fund as follows:

--------------------------------------------------------------------------------
                                                          Investment
                                                           Advisory       Amount
                                                          Fee Earned      Waived
--------------------------------------------------------------------------------
MFS Research International FDP Fund ..................      $62,068      $26,989
Marsico Growth FDP Fund ..............................      $48,603      $18,495
Van Kampen Value FDP Fund ............................      $41,617      $13,269
Franklin Templeton Total Return FDP Fund .............      $30,458      $ 8,467
--------------------------------------------------------------------------------

Pursuant to the Distribution Plans adopted by the Corporation, on behalf of the Funds in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                            Account Maintenance Fees
--------------------------------------------------------------------------------
                                   MFS                                Franklin
                                Research      Marsico  Van Kampen    Templeton
                              International   Growth     Value      Total Return
                                 FDP Fund    FDP Fund   FDP Fund      FDP Fund
--------------------------------------------------------------------------------
Class A ....................      .25%         .25%       .25%          .25%
Class B ....................      .25%         .25%       .25%          .25%
Class C ....................      .25%         .25%       .25%          .25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Distribution Fees
--------------------------------------------------------------------------------
                                   MFS                                Franklin
                                Research      Marsico  Van Kampen    Templeton
                              International   Growth     Value      Total Return
                                 FDP Fund    FDP Fund   FDP Fund      FDP Fund
--------------------------------------------------------------------------------
Class B ....................      .75%         .75%       .75%          .50%
Class C ....................      .75%         .75%       .75%          .55%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to each of the Funds. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period July 27, 2005 to November 30, 2005 FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                   MFS                                Franklin
                                Research      Marsico   Van Kampen    Templeton
                              International    Growth     Value     Total Return
                                FDP Fund      FDP Fund   FDP Fund     FDP Fund
--------------------------------------------------------------------------------
Class A Shares:
FAMD .......................    $ 7,064       $ 6,179    $ 6,290      $ 7,426
MLPF&S .....................    $88,556       $78,411    $77,652      $66,111

Class I Shares:
FAMD .......................         --            --         --           --
MLPF&S .....................         --            --         --      $     3
--------------------------------------------------------------------------------

For the period July 27, 2005 to November 30, 2005, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

--------------------------------------------------------------------------------
                                                        Class B        Class C
--------------------------------------------------------------------------------
MFS Research International FDP Fund ............        $  821          $885
Marsico Growth FDP Fund ........................        $  612          $701
Van Kampen Value FDP Fund ......................        $  529          $552
Franklin Templeton Total Return FDP Fund .......        $1,536          $977
--------------------------------------------------------------------------------


42              FDP SERIES, INC.                  NOVEMBER 30, 2005

For the period July 27, 2005 to November 30, 2005, each Fund reimbursed FAM for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                                  Reimbursements
--------------------------------------------------------------------------------
MFS Research International FDP Fund ............................       $19
Marsico Growth FDP Fund ........................................       $20
Van Kampen Value FDP Fund ......................................       $17
Franklin Templeton Total Return FDP Fund .......................       $31
--------------------------------------------------------------------------------

The Funds have received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Funds have retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Funds, invest cash collateral received by each Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, FAMD, FDS, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments (including paydowns), excluding short-term securities, for the period July 27, 2005 to November 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                                       Purchases        Sales
--------------------------------------------------------------------------------
MFS Research International FDP Fund ..............    $37,714,924    $ 6,074,872
Marsico Growth FDP Fund ..........................    $28,822,489    $ 2,203,441
Van Kampen Value FDP Fund ........................    $26,756,094    $   299,414
Franklin Templeton Total Return FDP Fund .........    $43,862,531    $ 4,717,912
--------------------------------------------------------------------------------

4. Capital Share Transactions:

MFS Research International FDP Fund

Net increase in net assets derived from capital share transactions was $34,243,077 for the Period July 27, 2005 to November 30, 2005.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
MFS Research International FDP Fund
--------------------------------------------------------------------------------
Class A Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              534,522          $  5,516,058
Automatic conversion of shares .....                3,052                31,332
                                             ----------------------------------
Total issued .......................              537,574             5,547,390
Shares redeemed ....................              (20,932)             (214,747)
                                             ----------------------------------
Net increase .......................              516,642          $  5,332,643
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Class B Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              190,534          $  1,961,562
                                             ----------------------------------
Automatic conversion of shares .....               (3,058)              (31,332)
Shares redeemed ....................               (7,204)              (74,721)
                                             ----------------------------------
Total redeemed .....................              (10,262)             (106,053)
                                             ----------------------------------
Net increase .......................              180,272          $  1,855,509
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Class C Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            2,427,903          $ 25,007,534
Shares redeemed ....................              (45,266)             (469,691)
                                             ----------------------------------
Net increase .......................            2,382,637          $ 24,537,843
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Class I Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              255,806          $  2,574,150
Shares redeemed ....................               (5,451)              (57,068)
                                             ----------------------------------
Net increase .......................              250,355          $  2,517,082
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within thirty days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


                FDP SERIES, INC.                  NOVEMBER 30, 2005           43

Marsico Growth FDP Fund

Net increase in net assets derived from capital share transactions was $29,829,306 for the Period July 27, 2005 to November 30, 2005.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Marsico Growth FDP Fund
--------------------------------------------------------------------------------
Class A Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              459,037          $  4,621,672
Automatic conversion of shares .....                1,969                20,246
                                             ----------------------------------
Total issued .......................              461,006             4,641,918
Shares redeemed ....................              (15,812)             (157,686)
                                             ----------------------------------
Net increase .......................              445,194          $  4,484,232
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Class B Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              163,467          $  1,639,028
                                             ----------------------------------
Automatic conversion of shares .....               (1,973)              (20,246)
Shares redeemed ....................               (4,169)              (41,994)
                                             ----------------------------------
Total redeemed .....................               (6,142)              (62,240)
                                             ----------------------------------
Net increase .......................              157,325          $  1,576,788
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Class C Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            2,185,903          $ 21,946,801
Shares redeemed ....................              (63,866)             (644,921)
                                             ----------------------------------
Net increase .......................            2,122,037          $ 21,301,880
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Class I Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              250,127          $  2,502,635
Shares redeemed ....................               (3,556)              (36,229)
                                             ----------------------------------
Net increase .......................              246,571          $  2,466,406
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

Van Kampen Value FDP Fund

Net increase in net assets derived from capital share transactions was $30,019,030 for the Period July 27, 2005 to November 30, 2005.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Van Kampen Value FDP Fund
--------------------------------------------------------------------------------
Class A Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              463,116          $  4,580,847
Automatic conversion of shares .....                6,229                62,155
                                             ----------------------------------
Total issued .......................              469,345             4,643,002
Shares redeemed ....................              (16,480)             (163,807)
                                             ----------------------------------
Net increase .......................              452,865          $  4,479,195
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Class B Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              185,850          $  1,836,909
                                             ----------------------------------
Automatic conversion of shares .....               (6,242)              (62,155)
Shares redeemed ....................               (4,804)              (46,810)
                                             ----------------------------------
Total redeemed .....................              (11,046)             (108,965)
                                             ----------------------------------
Net increase .......................              174,804          $  1,727,944
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Class C Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            2,207,747          $ 21,785,693
Shares redeemed ....................              (44,527)             (439,493)
                                             ----------------------------------
Net increase .......................            2,163,220          $ 21,346,200
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Class I Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              250,934          $  2,504,210
Shares redeemed ....................               (3,924)              (38,519)
                                             ----------------------------------
Net increase .......................              247,010          $  2,465,691
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.


44              FDP SERIES, INC.                  NOVEMBER 30, 2005

Notes to Financial Statements (concluded)

Franklin Templeton Total Return FDP Fund

Net increase in net assets derived from capital share transactions was $39,353,867 for the Period July 27, 2005 to November 30, 2005.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Franklin Templeton Total Return FDP Fund
--------------------------------------------------------------------------------
Class A Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              636,989          $  6,327,225
Automatic conversion of shares .....                  131                 1,280
Shares issued resulting from
 reinvestment of dividends .........                2,626                25,925
                                             ----------------------------------
Total issued .......................              639,746             6,354,430
Shares redeemed ....................              (38,594)             (384,912)
                                             ----------------------------------
Net increase .......................              601,152          $  5,969,518
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Class B Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              148,473          $  1,475,441
Shares issued resulting from
 reinvestment of dividends .........                  502                 4,958
                                             ----------------------------------
Total issued .......................              148,975             1,480,399
                                             ----------------------------------
Shares redeemed ....................              (11,558)             (114,105)
Automatic conversion of shares .....                 (131)               (1,280)
                                             ----------------------------------
Total redeemed .....................              (11,689)             (115,385)
                                             ----------------------------------
Net increase .......................              137,286          $  1,365,014
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Class C Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................            2,920,421          $ 29,017,282
Shares issued resulting from
 reinvestment of dividends .........               10,744               106,002
                                             ----------------------------------
Total issued .......................            2,931,165            29,123,284
Shares redeemed ....................              (52,217)             (517,465)
                                             ----------------------------------
Net increase .......................            2,878,947          $ 28,605,819
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

--------------------------------------------------------------------------------
Class I Shares for the
Period July 27, 2005+ to                                               Dollar
November 30, 2005                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold ........................              340,712          $  3,405,359
Shares issued resulting from
 reinvestment of dividends .........                3,196                31,644
                                             ----------------------------------
Total issued .......................              343,908             3,437,003
Shares redeemed ....................               (2,374)              (23,487)
                                             ----------------------------------
Net increase .......................              341,534          $  3,413,516
                                             ==================================
+ Prior to July 27, 2005 (commencement of operations) the Fund issued 625 shares to FAM for $6,250.

5. Subsequent Event:

Van Kampen Value FDP Fund

The Fund paid an ordinary income dividend on December 13, 2005 to shareholders of record on December 7, 2005 at the following rates per class:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                        Amount
--------------------------------------------------------------------------------
Class A ...............................................                $.047831
Class B ...............................................                $.024869
Class C ...............................................                $.027345
Class I ...............................................                $.053925
--------------------------------------------------------------------------------

Franklin Templeton Total Return FDP Fund

The Fund paid a net investment income distribution on December 30, 2005 to shareholders of record on December 30, 2005 at the following rates per class:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                        Amount
--------------------------------------------------------------------------------
Class A ...............................................                $.051660
Class B ...............................................                $.046110
Class C ...............................................                $.045580
Class I ...............................................                $.054277
--------------------------------------------------------------------------------

In addition, the Fund paid a short-term capital gain distribution on December 30, 2005 to shareholders of record on December 20, 2005 at the following rates per class:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                        Amount
--------------------------------------------------------------------------------
Class A ...............................................                $.004135
Class B ...............................................                $.004135
Class C ...............................................                $.004135
Class I ...............................................                $.004135
--------------------------------------------------------------------------------


                FDP SERIES, INC.                  NOVEMBER 30, 2005           45

Availability of Quarterly Schedules of Investments

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Qs are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


46              FDP SERIES, INC.                  NOVEMBER 30, 2005

Electronic Delivery

The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                FDP SERIES, INC.                  NOVEMBER 30, 2005           47

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how each Fund voted proxies relating to securities held in each Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

FDP Series, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #FDPS -- 11/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    FDP Series, Inc.

Date: January 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    FDP Series, Inc.

Date: January 25, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    FDP Series, Inc.

Date: January 25, 2006